UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21528

The Endowment Registered Fund, L.P.

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON, TX 77027
(Address of principal executive offices) (Zip code)

A. HAAG SHERMAN THE ENDOWMENT REGISTERED FUND, L.P. 4265 SAN FELIPE, SUITE 800, HOUSTON, TX 77027
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/07

Date of reporting period: 12/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

the

ENDOWMENT FUND

The Endowment Registered Fund, L.P.

Shareholders’ Report

December 31, 2007

February 14, 2008

Dear Partners,

This past year represented the most successful one in The Endowment Fund’s history.

Performance

The Fund’s performance was excellent. During 2007, Mark W. Yusko, Chief Investment Officer of Endowment Advisers, L.P. (which manages the Fund), continued to position the portfolio consistent with his “Big 5” investment themes:

1.	Wealth Transfer to Emerging Markets;

2.	Growth of the Asian Consumer;

3.	Energy and Natural Resources;

4.	Japanese Reflation; and

5.	Healthcare.

As significantly, Mr. Yusko added a sixth investment theme – Time to Play Defense. This theme was predicated, in part, on the significant infusion of liquidity in the markets during the early to middle part of this decade (due to easy monetary and fiscal policy in the US and the significant excess savings in many emerging markets). With this build-up of liquidity, asset values of almost all stripes – including housing, debt instruments tied to housing (particularly subprime), equities, etc. – were inflated. To mitigate these risks, the portfolio was positioned to: (a) increase absolute return (which tends to outperform equities during periods of market turbulence on the downside), (b) reduce equity exposure across the portfolio and become more hedged (particularly domestic equity), (c) increase modestly an already overweight position in energy and natural resources (which tends to perform well during a declining dollar environment) and (d) establish positions in funds that were short subprime credit and/or credit in general, along with “puts” on both the domestic and international markets (at varying times throughout the year). We began to implement this more defensive posture in 2006.

The results of these moves have been significant. The Master Fund, Registered Fund and TEI Fund generated returns in 2007 of 16.91%, 15.83% and 15.29%, respectively (net of fees and expenses), as compared with the S&P 500 index at 5.5% (including reinvested dividends) and the blended 60% S&P 500 index/40% LBIGC at 6.4%. Overall, we could not have been more pleased with the performance of the portfolio in 2007 or the positioning of the portfolio entering 2008.

Growth of the Fund

The Fund Complex experienced tremendous growth in 2007. The net assets of the Master Fund increased from $1.0 billion as of December 31, 2006 to $3.3 billion as of December 31, 2007, an increase of 230% with the number of partners increasing by 231%.

With the growth of assets, the Fund was able to gain further diversification (through a 50% increase in the number of underlying investment funds to 167), expansion of its private equity portfolio (through additional commitments) and exploration of investment opportunities in funds that would have been prohibitive just a year earlier (given a smaller asset base). Further, the asset growth – each month in 2007 experienced positive inflows – allowed the Adviser to re-balance monthly, giving the Fund the ability to shift rather nimbly during the course of the year.

We believe that continued asset flows – and growth in the Fund – provides the Fund with excellent opportunities going forward, as the Adviser explores opportunities in both domestic and international markets (particularly private investments in emerging Asia).

Administrative / Operational

Finally, the Fund was able to provide its partners with performance and timely tax reporting in 2007. While the Adviser was not able to provide K-1s to partners by the partner’s April 15th tax filing date, the Adviser did provide a tax estimate by April 6th with final K-1s being sent to partners on June 29th. Based on feedback from partners, the K-1s – while long as most forms required to be included in an investor’s tax return had been completed on the investor’s behalf – were navigable and able to be integrated into the tax returns without undue burden on the part of investors. We believe that our tax and operational team did an excellent job in this regard.

In all, 2007 proved a successful year on many different fronts. If you have any questions or thoughts, please do not hesitate to contact any of us.

Very truly yours,

John A. Blaisdell	Andrew B. Linbeck	A. Haag Sherman
Co-Chief Executive Officer	Co-Chief Executive Officer	Co-Chief Executive Officer

Reference to “The Endowment Fund” or the “Fund” includes The Endowment Master Fund, L.P. (“Master Fund”), The Endowment Registered Fund, L.P. (“Registered Fund”) and The Endowment TEI Fund, L.P. (“TEI Fund”), when appropriate.

Except for the historical information contained herein, the matters discussed in this letter may include forward-looking statements that involve risk and uncertainties, which could cause actual results to differ materially from any such forward-looking statements. The Fund undertakes no obligations to update any such forward-looking statement, whether as a result of new information, future events or otherwise.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Partners

The Endowment Registered Fund, L.P.:

We have audited the accompanying statement of assets, liabilities, and partners’ capital of The Endowment Registered Fund, L.P. (the “Registered Fund”), as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in partners’ capital for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended and for the period March 10, 2004 (inception) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Registered Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Endowment Registered Fund, L.P. as of December 31, 2007, the results of its operations for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, the cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended and for the period March 10, 2004 (inception) through December 31, 2004, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 25, 2008

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2007

Assets
Investments in the Master Fund, at estimated fair value	$1,486,263,455
Receivable from the Master Fund	13,543,113
Prepaid contributions to the Master Fund	146,460,601
Prepaids and other assets	290,019

Total assets	1,646,557,188

Liabilities and Partners’ Capital
Subscriptions received in advance	146,460,601
Redemptions payable	13,543,113
Service fee payable	3,424,861
Accounts payable and accrued expenses	365,570

Total liabilities	163,794,145

Contributed capital	1,316,220,000
Net unrealized appreciation from investments	166,543,043

Partners’ capital	1,482,763,043

Total liabilities and partners’ capital	$1,646,557,188

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Operations

Year Ended December 31, 2007

Net investment loss allocated from the Master Fund:
Interest and dividend income	$6,511,706
Expenses	10,495,290

Net investment loss allocated from the Master Fund	(3,983,584)

Income of the Registered Fund:
Early repurchase income	39,186

Total income of the Registered Fund	39,186

Expenses of the Registered Fund:
Servicing fees	8,907,814
Amortization of offering costs	395,239
Insurance expense	15,659
Legal fees	11,280
Other expenses	527,624

Total expenses of the Registered Fund	9,857,616

Net investment loss of the Registered Fund	(9,818,430)

Net investment loss	(13,802,014)

Net realized and unrealized gain from investment transactions allocated from the Master Fund:
Net realized gain from investments	3,345,822
Change in unrealized appreciation/depreciation from investments	137,077,481

Net realized and unrealized gain from investment transactions allocated from the Master Fund	140,423,303

Net increase in partners’ capital resulting from operations	$126,621,289

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Changes in Partners’ Capital

Years Ended December 31, 2007 and 2006

Partners’ capital at December 31, 2005	$60,281,882
Contributions	288,790,718
Distributions	(4,135,230)
Net increase in partners’ capital resulting from operations:
Net investment loss	(2,414,513)
Net realized gain from investments	4,557,227
Change in unrealized appreciation/depreciation from investments	19,239,974

Net increase in partners’ capital resulting from operations	21,382,688

Partners’ capital at December 31, 2006	366,320,058

Contributions	1,015,355,825
Distributions	(25,534,129)
Net increase in partners’ capital resulting from operations:
Net investment loss	(13,802,014)
Net realized gain from investments	3,345,822
Change in unrealized appreciation/depreciation from investments	137,077,481

Net increase in partners’ capital resulting from operations	126,621,289

Partners’ capital at December 31, 2007	$1,482,763,043

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Cash Flows

Year ended December 31, 2007

Cash flow from operating activities:
Net increase in partners’ capital resulting from operations	$126,621,289
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities:
Net realized and unrealized gain from investment transactions allocated from the Master Fund	(140,423,303)
Net investment loss allocated from the Master Fund	3,983,584
Contributions to the Master Fund	(1,015,398,011)
Distributions from the Master Fund	32,484,646
Increase in receivable from the Master Fund	(10,887,262)
Increase in prepaid contributions to the Master Fund	(93,613,502)
Increase in prepaids and other assets	(68,748)
Increase in service fee payable	2,662,741
Increase in accounts payable and accrued expenses	316,106

Net cash used in operating activities	(1,094,322,460)

Cash flow from financing activities:
Contributions from partners	1,015,355,825
Distributions to partners	(25,534,129)
Increase in subscriptions received in advance	93,613,502
Increase in redemptions payable	10,887,262

Net cash provided by financing activities	1,094,322,460

Net change in cash and cash equivalents	—
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$—

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements

December 31, 2007

(1) ORGANIZATION

The Endowment Registered Fund, L.P. (the “Registered Fund”), is a limited partnership organized under the laws of the state of Delaware. The Registered Fund was registered and began operations on March 10, 2004 (“Inception”) as a nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Registered Fund was created to serve as a feeder fund for The Endowment Master Fund, L.P. (the “Master Fund”). For convenience, reference to the Registered Fund may include the Master Fund, as the context requires.

The Registered Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across all market cycles. The Registered Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which invests its assets in a variety of investment vehicles including but not limited to limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies and direct investments in marketable securities and derivative instruments. The Master Fund is primarily a “fund of funds” and is intended to afford investors the ability to invest in a multi-manager portfolio, exhibiting a variety of investment styles and philosophies, in an attempt to achieve positive risk-adjusted returns over an extended period of time. The Registered Fund’s investments are managed by a select group of investment managers identified by the Adviser, as hereinafter defined, to have investments that when grouped with other investments of the Registered Fund result in a portfolio that is allocated more broadly across markets, asset classes, and risk profiles. The Master Fund’s financial statements, footnotes and schedule of investments, included elsewhere in this report, are an integral part of the Registered Fund’s financial statements that should be read in conjunction with this report. The percentage of the Master Fund’s partnership interests owned by the Registered Fund on December 31, 2007 was 45.45%.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Registered Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Registered Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Registered Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Registered Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Registered Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Registered Fund’s investment program subject to the ultimate supervision of the Board. In addition to investment advisory services, the Adviser also functions as the servicing agent of the Registered Fund (the “Servicing Agent”) and as such provides or procures investor services and administrative assistance for the Registered Fund. The Adviser can delegate all or a portion of its duties as Servicing Agent to other parties, who would in turn act as sub-servicing agents.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

Under the Registered Fund’s organizational documents, the Registered Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Registered Fund. In addition to the normal course of business, the Registered Fund enters into contracts with service providers, which also provide for indemnifications by the Registered Fund. The Registered Fund’s maximum exposure under these arrangements is unknown, as this would involve any potential future claims that may be made against the Registered Fund. However, based on experience, the Registered Fund expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Registered Fund conform with U.S. generally accepted accounting principles (“GAAP”).

(b) CASH EQUIVALENTS

The Registered Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Registered Fund records monthly, its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from the Master Fund.

The Registered Fund records security transactions on a trade-date basis.

Investments that are held by the Registered Fund, including those that have been sold but not yet purchased, are marked to estimated fair value at the date of the financial statements, and the change in unrealized appreciation/depreciation is included in the statement of operations.

Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The valuation of the Registered Fund’s investments will be determined as of the close of business at the end of any fiscal period, generally monthly. The valuation of the Registered Fund’s investments is calculated by Citi Fund Services Ohio, Inc. (“Citi”), the Fund’s independent administrator (the “Independent Administrator”) in consultation with the Adviser. The valuation procedures of the Registered Fund’s underlying investments are reviewed by a committee approved by the Board that was established to oversee the valuation of the Registered Fund’s investments (the “Valuation Committee”), in consultation with the Adviser and the Independent Administrator. The net assets of the Registered Fund will equal the value of the total assets of the Registered Fund, less all of its liabilities, including accrued fees and expenses.

The Registered Fund invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at their estimated fair value. Valuation of the investments held by the Master Fund is discussed in the notes to the Master Fund financial statements included elsewhere in this report.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

(e) INVESTMENT INCOME

Generally, distributions received from investments, whether in the form of cash or securities, are applied as a reduction of the cost of the investments and to the extent distributions exceed the cost of the investment, a realized gain is recognized.

For investments in securities, dividend income is recorded on the ex-dividend date. Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts.

(f) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Registered Fund bears all expenses incurred in its business, directly or indirectly through its investment in the Master Fund, including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Registered Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Registered Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of the partners; directors fees; all costs with respect to communications to partners; and other types of expenses as may be approved from time to time by the Board. Offering costs are amortized over a twelve-month period or less from the date they are incurred.

(g) INCOME TAXES

The Registered Fund is not subject to income taxes because such taxes are the responsibility of the individual partners in the Registered Fund. Accordingly, no provision for income taxes has been made in the Registered Fund’s financial statements.

(h) USE OF ESTIMATES

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(i) ORGANIZATIONAL EXPENSES

The Registered Fund’s organizational expenses (the “Organizational Expenses”) were initially borne by the Adviser or an affiliate thereof and for capital account allocation purposes assumed to be reimbursed, over not more than a 60 month period of time, notwithstanding that such Organizational Expenses were expensed in accordance with GAAP for Registered Fund reporting purposes upon commencement of operations.

(j) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

During July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Registered Fund’s tax

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Registered Fund would be recorded as a tax benefit or expense in the current year. The Registered Fund adopted FIN 48 during the current fiscal period and it was applied to all open tax years as of December 31, 2007. As a result, the Registered Fund recognized no tax liability for unrecognized tax benefits in connection with the adoption of FIN 48. A reconciliation is not provided herein, as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2004 through present remain subject to examination by the U.S. taxing authorities.

During September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe that the adoption of SFAS 157 will impact the Registered Fund’s financial statements. However, additional disclosures may be required about the inputs used in determining the measurements and the effect of certain measurements on changes in net assets for the period.

(3) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Registered Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Registered Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Registered Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Registered Fund’s limited partnership agreement (the “LP Agreement”).

The Registered Fund reserves the right to reject any applications for Interests. The $146,460,601 in subscriptions received in advance as of December 31, 2007 represents subscriptions for Registered Fund Interests received prior to the January 2008 closing.

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Registered Fund, including allocations from the Master Fund, are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Registered Fund, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month or any repurchases of Interests.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Registered Fund repurchase all or any portion of an Interest at any time prior to the business day immediately preceding the one-year anniversary of the partner’s purchase of such Interest (or portion thereof) without incurring additional costs including an early repurchase fee. The Adviser, which also serves as the investment adviser of the Master Fund, expects that it will recommend to the Board that the Registered Fund offer to repurchase such Interests each calendar quarter, pursuant to written tenders by partners. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. Since the Registered Fund’s assets are invested in the Master Fund, the ability of the Registered Fund to have its Interests in the Master Fund be repurchased would be subject to the Master Fund’s repurchase policy. In addition, the Registered Fund may determine not to conduct a repurchase offer each time the Master Fund conducts a repurchase offer. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Registered Fund.

(4) INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2007, all of the investments made by the Registered Fund were in the Master Fund.

(5) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Registered Fund may invest either directly or through the Master Fund will trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Registered Fund’s risk of loss in these Investment Funds is limited to the Registered Fund’s pro rata share of the value of the investment in or commitment to such Investment Funds as held directly or through the Master Fund. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

(6) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund will pay the Independent Administrator a monthly administration fee (the “Administration Fee”) based on the month end net assets of the Master Fund. The Master Fund is charged, on an annual basis, 8 basis points on Master Fund net assets of up to $100 million, 7 basis points on Master Fund net assets between the amounts of $100 million and $250 million and 6 basis points for amounts over $250 million. The asset based fees are assessed based on month end net assets and are payable monthly in arrears. The Independent Administrator will also provide the Registered Fund and the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

The fees for fund administration will be paid out of the Master Fund’s assets, which will decrease the net profits or increase the net losses of the partners in the Registered Fund.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

(7) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund will pay the Adviser an investment management fee (the “Investment Management Fee”), equal to 1.00% on an annualized basis of the Master Fund’s net assets, calculated based on the NAV at the end of each month, payable quarterly in arrears. So long as the Registered Fund invests all of its investable assets in the Master Fund, the Registered Fund will not pay the Adviser directly any Investment Management Fee; however, the Registered Fund’s Partners bear an indirect portion of the Investment Management Fee paid by the Master Fund. The Investment Management Fee will decrease the net profits or increase the net losses of the Master Fund and indirectly the Registered Fund as the fees reduce the capital accounts of the Master Fund’s limited partners.

(b) SERVICING FEE

In consideration for providing or procuring investor services and administrative assistance to the Registered Fund, the Adviser will receive a servicing fee (the “Servicing Fee”) equal to 1.00% (on an annualized basis) of each partner’s capital account balance, calculated at the end of each month, payable quarterly in arrears.

For the year ended December 31, 2007, $8,907,814 was incurred for Servicing Fees.

(c) PLACEMENT AGENTS

The Registered Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Registered Fund. Sanders Morris Harris, Inc. (“SMH”), an affiliate of the General Partner and the Adviser, has been engaged by the Registered Fund to serve as a Placement Agent. SMH is a full service investment banking, broker-dealer, asset management and financial services organization. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

(8) FINANCIAL HIGHLIGHTS

	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Period March 10, 2004 (Inception) to December 31, 2004
Net investment loss to average partners’ capital[1,2]	(1.55)%	(1.65)%	(1.30)%	(3.41)%
Expenses to average partners’ capital[1,2]	2.29%	2.36%	2.15%	4.13%
Portfolio Turnover[3]	4.19%	15.31%	12.65%	10.29%
Total Return[4]	15.83%	11.09%	9.53%	1.01%
Partners’ capital, end of period	$1,482,763,043	$366,320,058	$60,281,882	$30,393,607

The above calculations reflect the waiver of the Servicing Fees since Inception of the Registered Fund through June 30, 2005. An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

1

Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period. Ratios include allocations of net investment loss and expenses from the Master Fund. These ratios have been annualized for 2004.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

2

Had the Servicing Fee waiver not been in effect, the ratios for net investment loss to average partners’ capital would have been (1.73)% and (4.42)% for 2005 and 2004 (annualized), respectively. Without the Servicing Fee waiver, the ratios for expenses to average partners’ capital would have been 2.59% and 5.14% for 2005 and 2004 (annualized), respectively.

3	The Registered Fund is invested exclusively in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund, which is for a full year.
4	Calculated as geometrically linked monthly returns for each month in the period.

(9) SUBSEQUENT EVENT

The Adviser recommended to the Board that a tender offer in an amount of up to $149,000,000 be made, based on the projected March 31, 2008 net asset value of the Registered Fund, to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and a tender offer notice expiring February 29, 2008 was sent out to the investors in the Registered Fund.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information

December 31, 2007

(Unaudited)

Directors and Officers

The Registered Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Registered Fund who are responsible for the Registered Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and officers of the Registered Fund may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Director and officer, his or her full name, address and age (as of December 31, 2007), the position held with the Registered Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Director, and other directorships held by such Director.

Interested Directors

Name, Address and Age	Position(s) Held with Registered Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
John A. Blaisdell(1) Age: 47 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Texas 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since December 2002; Chief Executive Officer of Wincrest Ventures, L.P., 1997-2002.	3	0
Andrew B. Linbeck(1) Age: 43 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since August 2002; Partner and executive officer of The Redstone Companies, L.P. and certain affiliates thereof (collectively, “Redstone”), 1998-2002.	3	0

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2007

(Unaudited)

Name, Address and Age	Position(s) Held with Registered Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
A. Haag Sherman(1) Age: 42 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since August 2002; Partner and executive officer of Redstone, 1998-2002.	3	0
Mark W. Yusko(1) Age: 44 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Member, Investment Committee of the Adviser, since January 2004; President of Morgan Creek Capital Management, since July 2004; Principal, Hatteras Capital Management, since September 2003; Chief Investment Officer of the University of North Carolina at Chapel Hill, 1998-2004	3	0

(1)

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P. (“Salient”), which itself is an affiliate of the Registered Fund, the Master Fund, The Endowment TEI Fund, L.P. (the “TEI Fund”), and the Adviser.

(2)	The Fund Complex includes the Registered Fund, the TEI Fund and the Master Fund.

Independent Directors

Name, Address and Age	Position(s) Held with Registered Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
Jonathan P. Carroll Age: 46 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Private investor for the past five years.	3	None

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2007

(Unaudited)

Name, Address and Age	Position(s) Held with Registered Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
Richard C. Johnson Age: 70 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Senior Counsel for Baker Botts LLP since 2002; Managing Partner for Baker Botts from 1998-2002; practiced law at Baker Botts from 1966-2002 (from 1972 to 2002 as a partner)	3	None
G. Edward Powell Age: 71 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Principal of Mills & Stowell from March 2002 to present; Principal of Innovation Growth Partners in 2002; From 1994-2002, Mr. Powell provided consulting services to emerging and middle market businesses; Managing Partner for Houston office of Price Waterhouse & Co. from 1982 to his retirement in 1994.	3	Sterling Bancshares, Inc.; Energy Services International, Inc.
Scott F. Schwinger Age: 42 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Senior Vice President, Chief Financial Officer and Treasurer of the Houston Texans	3	None
Scott W. Wise Age: 58 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Senior Vice President and Treasurer, Rice University for the past five years.	3	None

(1)	The Fund Complex includes the Registered Fund, the TEI Fund and the Master Fund.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2007

(Unaudited)

Officers of the Fund Who Are Not Directors

Name, Address and Age	Position(s) Held with Registered Fund	Principal Occupation(s) During the Past 5 Years
Roy Washington Age: 56 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Chief Compliance Officer since April 2007.	Managing Director of Compliance Operations at Capital Forensics Consulting, Inc. 2002-March 2007; Senior Vice President and CCO of American General’s Life Division, 2000-2002.
John E. Price Age: 40 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Treasurer; Principal Financial Officer	Director and Chief Financial Officer of the Adviser, since January 2004; Partner and Director of Salient, since October 2003; Controller of Wincrest Ventures, L.P., 1997-2003.
Adam L. Thomas Age: 33 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Secretary	Director of Adviser since January 2004; Partner and Director of Salient, since September 2002; Associate at Redstone, 2001-2002; Associate at Albrecht & Associates Inc., August 1996 through August 1999. Attended University of Texas Business School, 1999-2001.

Compensation for Directors

The Master Fund, the Registered Fund and the TEI Fund together pay each Independent Director an annual fee of $10,000, which is paid quarterly, a fee of $2,500 per Board meeting and a $500 fee per meeting for each member on the audit committee. In the interest of retaining Independent Directors of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Consideration of Subadvisory Agreement

At a meeting on July 11, 2007, the Board of the Master Fund, including all of the directors who are not “interested persons” of the Adviser, as defined in the Investment Company Act of 1940 (the “Independent Directors”), approved, subject to Partner approval, a new subadvisory agreement with Tanglewood Asset Management, LLC (“Tanglewood”) n/k/a Novant Asset Management, LLC (“Novant”). Tanglewood is a subadviser retained to manage a portion of the fixed income investments of the Master Fund. Due to a transaction (the “Transaction”) that did not result in any change in the nature or quality of Tanglewood’s services to the Master Fund, or the fees paid to Tanglewood, the subadvisory agreement between the Master Fund and Tanglewood terminated as the Transaction resulted in a “change in control” of Tanglewood under federal law.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2007

(Unaudited)

At the meeting, the Adviser discussed the proposed Transaction. The Board considered, among other things, representations which had been made by the senior management of Tanglewood that Tanglewood was expected to continue operating its business in the same manner following the Transaction, after which Tanglewood would be known as Novant, as before the Transaction. The Board also took into account that the proposed Transaction was not expected to result in any change with respect to Tanglewood’s senior management, advisory personnel, or day-to-day management of the Master Fund’s fixed income assets for which the sub-adviser was responsible for managing. In addition, the Board considered that Tanglewood was not attempting to profit at the Master Fund’s expense by selling itself, and that partners would not be disadvantaged by the Transaction or any financial benefits to the owners of Tanglewood from the Transaction. The new subadvisory agreement would be identical to the prior subadvisory agreement in all material respects except for the agreements’ effective and renewal dates.

In addition, the Board noted that it had recently, in January 2007, considered a wide range of information when it determined to continue the Master Fund’s subadvisory arrangements, including among other things:

The nature, extent and quality of the advisory service to be provided. Based on the nature and quality of the services provided by Tanglewood to the Master Fund in the past (as well as services anticipated to be provided in the future), the professional qualifications and experience of Tanglewood’s personnel, the Board concluded that Tanglewood will remain capable of providing high quality services to the Master Fund. The Board also concluded that Tanglewood would provide the same quality and quantity of investment management and related services as provided in the past, that these services are appropriate in scope and extent in light of the Master Fund’s operations, the competitive landscape of the investment company business and investor needs and that Tanglewood’s advisory obligations will remain the same in all material aspects.

The investment performance of the portion of the Master Fund’s portfolio managed by Tanglewood. The Board concluded that the investment performance of the portion of the Master Fund’s assets managed by Tanglewood was competitive or superior to the performance of its comparative index. On the basis of the directors’ assessment of the nature, extent and quality of investment advisory services provided by Tanglewood, the directors concluded that Tanglewood was capable of generating a level of long-term investment performance that is appropriate in light of the Master Fund’s investment objective, policies and strategies.

The cost of advisory service provided and the level of profitability. On the basis of the Board’s review of the fees paid to the Adviser, and then paid by the Adviser to Tanglewood, the level of assets allocated, along with the expectation of a continued level of solid service to the Master Fund, the directors concluded that the level of investment management fees paid to Tanglewood is appropriate in light of the services provided.

The extent to which economies of scale would be realized as the Master Fund grows and whether fee levels reflect these economies of scale for the benefit of investors. The Board concluded that the management fees appropriately reflect the Master Fund’s current size, and that the management fees payable to Tanglewood will increase as the level of Master Fund assets increase, but will do so at a slower rate due to asset level fee breaks provided for in the contract. In addition, the Board noted that it will have the opportunity to periodically re-examine the appropriateness of management fees payable to Tanglewood in the future.

Benefits to Tanglewood from its relationship with the Master Fund. The Board did not draw any specific conclusion regarding any other benefits derived by Tanglewood from its relationship with the Master

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2007

(Unaudited)

Fund, noting that any benefits that result from the provision of appropriate services to the Master Fund and investors therein are consistent with industry practice and the best interests of the Master Fund and its partners. In this regard, the Board noted that Tanglewood incurs little, if any, brokerage expense for the Master Fund’s investment.

After consideration of information that the Board deemed relevant, the Board, including all of the Independent Directors, determined that the new subadvisory agreement is in the best interest of the Master Fund’s partners and voted to approve the submission of the new subadvisory agreement to the Master Fund’s partners.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2007.

Asset Class[1]	Fair Value	%
Domestic Equity	$368,057,174	11.08
International Equity	617,128,834	18.58
Opportunistic Equity	225,495,962	6.79
Absolute Return	577,590,452	17.39
Real Estate	168,655,425	5.08
Natural Resources	443,529,489	13.36
Private Equity	298,434,395	8.99
Fixed Income	189,575,571	5.71
Enhanced Fixed Income	432,427,714	13.02

Total Investments	$3,320,895,016	100.00

1	The complete list of investments included in the following asset class categories are included in the schedule of investments of the Master Fund.

Form N-Q Filings

The Registered Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Registered Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Registered Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Registered Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2007

(Unaudited)

Information regarding how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Registered Fund’s private placement memorandum (the “PPM”) includes additional information about directors of the Registered Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

Results of Special Meeting of Limited Partners

A Special Meeting of Limited Partners was held on November 27, 2007 by the Master Fund. The Registered Fund is a feeder fund that invests substantially all of its assets in the Master Fund. As a feeder fund, the Registered Fund sought instruction on how to vote the Registered Fund’s interests in the Master Fund from the Registered Fund’s investors (“Fund Partners”) at a meeting of Fund Partners. With the necessary quorum present in person or by proxy, the Master Fund on November 27, 2007 calculated the proportions of Interests voted “for” each Proposal to those voted “against,” and recorded any “abstained” votes, with the following results on each matter put for a vote:

Proposal No. 1:

To approve a new subadvisory agreement between Novant f/k/a Tanglewood and the Master Fund;

For	Against	Abstain
$1,457,127,312	$12,040,465	$14,396,895

Proposal No. 2:

To approve a change in the policies of the Master Fund with respect to the liquidity of the Investment Funds (as defined in the proxy statement) in which the Master Fund invests and to ratify the Master Fund’s current investment practices, as disclosed in the Master Fund’s private placement memorandum;

For	Against	Abstain
$1,431,224,615	$24,883,211	$27,456,846

Proposal No. 3:

To approve an amendment to the Master Fund’s limited partnership agreement to provide the Master Fund’s Board the sole power to make future amendments to the Master Fund’s policy regarding Investment Fund liquidity;

For	Against	Abstain
$1,323,635,141	$145,262,457	$14,667,074

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2007

(Unaudited)

Proposal No. 4:

To approve an increase in the Master Fund’s allowable borrowing from 10 percent of the Master Fund’s net asset value to 25 percent of the Master Fund’s net asset value.

For	Against	Abstain
$1,091,321,284	$364,516,363	$27,727,025

Approval of Proposals 1 and 4 required the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Master Fund, as of the record date which was July 31, 2007. Pursuant to the 1940 Act, the vote of “a majority of the outstanding securities” of the Master Fund means the vote of the lesser of: (i) 67% or more of the Interests present at the meeting, if the holders of more than 50% of the Interests are present or represented by proxy; or (ii) more than 50% of the Interests. Approval of Proposal 2 required the vote of at least 60 percent of the Master Fund Interests outstanding on the Record Date, and approval of Proposal 3 required the vote of a majority of the Master Fund Interests present in person or by proxy at the meeting.

In effect, votes on the Master Fund Proposals by Fund Partners constituted an “instruction” to the Registered Fund to vote its Interests in the Master Fund in the same proportion as Fund Partners voted at the Registered Fund level. The Registered Fund voted all its Interests in the Master Fund in proportions reflecting the following instructions received by Fund Partners at the Registered Fund’s meeting:

Proposal No. 1:

For	Against	Abstain
$449,356,116	$4,069,059	$6,321,486

Proposal No. 2:

For	Against	Abstain
$443,914,750	$9,486,660	$6,345,251

Proposal No. 3:

For	Against	Abstain
$403,084,592	$50,226,727	$6,435,342

Proposal No. 4:

For	Against	Abstain
$318,223,272	$135,018,468	$6,504,921

This Page Intentionally Left Blank

the

ENDOWMENT FUND

The Endowment Master Fund, L.P.

Shareholders’ Report

December 31, 2007

Report of Independent Registered Public Accounting Firm

The Board of Directors and Partners

The Endowment Master Fund, L.P.:

We have audited the accompanying statement of assets, liabilities, and partners’ capital of The Endowment Master Fund, L.P. (the “Master Fund”), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in partners’ capital for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended and for the period April 1, 2003 (inception) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with custodians and investees; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Endowment Master Fund, L.P. as of December 31, 2007, the results of its operations for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, the cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended and for the period April 1, 2003 (inception) through December 31, 2003, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 25, 2008

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2007

Assets
Investments in Investment Funds, at estimated fair value (cost $749,495,063)	$1,022,938,119
Investments in affiliated Investment Funds, at estimated fair value (cost $1,676,529,039)	1,824,485,333
Investments in securities, at fair value (cost $453,355,145)	473,471,564

Total investments	3,320,895,016
Cash and cash equivalents	50,258,707
Prepaid contributions to Investment Funds	324,500,000
Interest and dividends receivable	1,747,464
Investments receivable	10,258,536
Prepaids and other assets	95,659

Total assets	3,707,755,382

Liabilities and Partners’ Capital
Line of credit	44,057,497
Subscriptions received in advance	329,194,452
Investments purchased payable	30,000,000
Redemptions payable	21,759,096
Management fees payable	7,435,289
Offshore withholding tax payable	3,258,739
Administration fees payable	412,471
Accounts payable and accrued expenses	1,669,158

Total liabilities	437,786,702

Contributed capital	2,828,452,911
Net unrealized appreciation from investments	441,515,769

Partners’ capital	3,269,968,680

Total liabilities and partners’ capital	$3,707,755,382

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments

December 31, 2007

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies(2)
Bermuda
Private Equity (0.30% of Partners’ Capital)
Campos Verdes Ltd.		$9,900,000

Total Bermuda		9,900,000

Cayman Islands
Absolute Return (1.61% of Partners’ Capital)
Montrica Global Opportunities Fund, L.P.		52,639,100
Domestic Equity (0.98% of Partners’ Capital)
Tiedemann/Falconer Partners, L.P.(3)		31,993,945
International Equity (6.51% of Partners’ Capital)
Algebris Global Financials Fund, L.P.		37,940,000
Boyer Allan Greater China Fund, L.P.		7,900,700
Boyer Allan Pacific Partners, L.P.		39,952,656
SR Global Fund—Asia Portfolio (Class B, L.P.)		20,314,730
SR Global Fund—Europe Portfolio (Class A, L.P.)		13,353,337
SR Global Fund—International Portfolio (Class C, L.P.)		45,821,704
SR Global Fund—Emerging Markets Portfolio (Class G, L.P.)		26,998,758
SR Phoenicia—Phoenicia Portfolio (Class A, L.P.)		9,790,704
Tarpon All Equities Fund, L.P.(3)	64,500	10,940,575
Private Equity (0.77% of Partners’ Capital)
Carlyle Japan International Partners II, L.P.		202,159
CJIP II Co-Invest, L.P.		44,886
Gavea Investment Fund II A, L.P.(3)		6,747,819
India Asset Recovery Fund, L.P.		602,846
Orchid Asia IV, L.P.(3)		823,846
Tiger Global Private Investment Partners IV, L.P.		9,413,354
Trustbridge Partners II, L.P.		7,186,043
Real Estate (0.37% of Partners’ Capital)
Phoenix Asia Real Estate Investments II, L.P.(3)		1,730,733
Wells Street Offshore Ltd.		10,268,700

Total Cayman Islands		334,666,595

Scotland
Private Equity (0.07% of Partners’ Capital)
Actis Umbrella Fund, L.P.		2,329,536

Total Scotland		2,329,536

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2007

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies(2) (continued)
United Kingdom
Private Equity (0.17% of Partners’ Capital)
Darwin Private Equity I, L.P.(3)		$4,392,994
Mid Europa Fund III, L.P.		1,172,089
Real Estate (0.08% of Partners’ Capital)
Benson Elliot Real Estate Partners II, L.P.		1,854,207
Patron Capital, L.P. II		686,631
Patron Capital, L.P. III		(70,563)

Total United Kingdom		8,035,358

United States
Absolute Return (13.95% of Partners’ Capital)
Black River Commodity Multi-Strategy Fund, LLC		13,670,423
Black River Global Multi-Strategy Leveraged Fund, LLC	15,179	18,476,085
Courage Special Situations Fund, L.P.		1,148,805
Highland Credit Strategies Fund, L.P.(3)		50,520,231
Kenmont Onshore Fund, L.P.(3)		22,974,269
OZ Asia Domestic Partners, L.P.(3)		53,839,902
Paulson Advantage Plus, L.P.(3)		49,657,418
Paulson Partners Enhanced, L.P.(3)		49,131,737
PIPE Equity Partners, LLC(3)		24,987,225
PSAM WorldArb Partners, L.P.(3)		53,203,150
Redbrick Capital, L.P.(3)(4)		53,696,673
Sorin Fund, L.P.(3)		30,387,760
Waterstone Market Neutral Fund, L.P.(3)(4)		34,512,285
Domestic Equity (10.28% of Partners’ Capital)
Bonanza Partners, L.P.		13,662,058
Caduceus Capital II, L.P.		12,522,372
CCM Small Cap Value Qualified Fund, L.P.(3)		28,634,532
Contrarian Equity Fund, L.P.(3)		9,755,255
Criterion Horizons Fund, L.P.(3)		12,655,374
Criterion Institutional Partners, L.P.(3)		15,195,780
Diamond Hill Investment Partners II, L.P.(3)		30,913,630
HealthCor, L.P.(3)		34,828,106
Leaf Investment Partners, L.P.		14,718,084
Renaissance Institutional Equities Fund, LLC		34,239,969
Samlyn Onshore Fund, L.P.(3)(4)		26,445,230
SCP Atlantic Fund, L.P.		10,308,536
SCP Sakonnet Fund, L.P.(3)		20,409,418

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2007

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies(2) (continued)
United States (continued)
Domestic Equity (10.28% of Partners’ Capital) (continued)
The Raptor Global Fund, L.P.(3)		$50,637,395
Tiger Consumer Partners, L.P.(3)		21,137,490
Enhanced Fixed Income (13.22% of Partners’ Capital)
Anchorage Short Credit Fund, L.P.(3)		42,542,958
Arx Global High Yield Securities Fund I, L.P.(3)		66,281,962
BDCM Partners I, L.P.(3)		17,117,620
Contrarian Capital Fund I, L.P.		60,253,289
Halcyon European Structured Opportunities Fund, L.P.(3)(4)		40,854,588
Harbinger Capital Partners Fund I, L.P.		92,528,649
Ore Hill Fund, L.P.(3)		40,885,463
The Rohatyn Group Local Currency Opportunity Partners, L.P.(3)(4)		40,743,644
Z Capital Partners I, L.P.(3)		31,219,541
International Equity (7.88% of Partners’ Capital)
Gradient Europe Fund, L.P.(3)		34,018,983
L-R Global Partners, L.P.		4,529,559
Liberty Square Strategic Partners IV (Asia), L.P.(3)		23,384,493
Middle East North Africa Opportunities Fund, L.P.(3)(4)	50,246	56,775,765
Monsoon India Inflection Fund, L.P.		20,942,062
Monsoon India Inflection Fund 2, L.P.(3)		38,842,375
Steel Partners Japan Strategic Fund, L.P.		23,028,386
Skopos HG Fund, L.L.C.	100,000	11,851,657
Taiyo Fund, L.P.		3,139,685
The Explorador Fund, L.P.(3)		5,231,833
Torrey Pines Fund, LLC(3)		35,948,659
Natural Resources (8.53% of Partners’ Capital)
ArcLight Energy Partners Fund IV, L.P.		4,095,872
BP Capital Energy Equity Fund II, L.P.(3)		52,721,334
CamCap Resources, L.P.(3)		20,180,489
Chilton Global Natural Resources Partners, L.P.		32,178,130
EnCap Energy Capital Fund VII-B, L.P.		494,556
NGP Midstream & Resources, L.P.		2,824,174
Southport Energy Plus Partners, L.P.(3)		52,790,045
The Ospraie Fund, L.P.	31,528	47,168,795
Tocqueville Gold Partners, L.P.		541,269
Treaty Oak Partners (Q.P.), L.P.(3)		19,159,668
Velite Energy, L.P.(3)		46,736,154

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2007

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies(2) (continued)
United States (continued)
Opportunistic Equity (6.90% of Partners’ Capital)
Bear Stearns Emerging Markets Macro Fund, L.P.		$12,207,301
Corriente Partners, L.P.(3)		25,439,200
Global Undervalued Securities Fund (Q.P.), L.P.		51,842,345
GMO Mean Reversion Fund (Onshore)		12,282,170
HomeField Partners, L.P.(3)		7,949,180
Jetstream Global Institutional Fund, L.P.(3)		33,062,256
NWI Explorer Global Macro Fund, L.P.(3)		20,891,303
Pantera Global Macro Fund, L.P.(3)		4,412,629
Pardus European Special Opportunities Fund, L.P.(3)		19,602,775
Passport II, L.P.		20,520,000
Prism Partners (Q.P.), L.P.		17,286,804
Private Equity (7.03% of Partners’ Capital)
Advent Latin American Private Equity Fund IV-F, L.P.		1,212,500
Audax Mezzanine Fund II, L.P.		2,315,524
BDCM Opportunity Fund II, L.P.		2,385,047
Brazos Equity Fund II, L.P.		1,374,796
Capital Royalty Partners, L.P.		1,002,346
Carlyle Partners V, L.P.		3,282,699
Chrysalis Ventures III, L.P.		416,353
Crosslink Crossover Fund IV, L.P.		1,988,048
Crosslink Crossover Fund V, L.P.		23,322,640
Dace Ventures I, L.P.(3)		468,729
Encore Consumer Capital Fund, L.P.		1,538,989
European Divergence Fund, L.P.(3)		14,946,000
GMO Emerging Illiquid Fund, L.P.		10,017,545
Harbinger Capital Partners Special Situations Fund, L.P.		30,860,459
HealthCor Partners Fund, L.P.(3)		161,394
Lehman Brothers Venture Partners V, L.P.		285,793
MatlinPatterson Global Opportunities Partners III, L.P.		1,295,990
Monomoy Capital Partners, L.P.		1,460,408
Paulson Credit Opportunities II, L.P.		48,631,349
Pinto America Growth Fund, L.P.		620,822
Private Equity Investment Fund IV, L.P.(3)		4,982,123
Q Funding III, L.P.(3)		13,489,051
Q4 Funding, L.P.(3)		42,168,465

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2007

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies(2) (continued)
United States (continued)
Private Equity (7.03% of Partners’ Capital) (continued)
Sanderling Venture Partners VI Co-Investment Fund, L.P.		$887,150
Sanderling Venture Partners VI, L.P.		546,480
Silver Lake Partners III, L.P.		876,482
Sterling Capital Partners II, L.P.		1,721,247
Sterling Capital Partners III, L.P.		1,877,392
Sterling Group Partners II, L.P.		1,740,380
Strategic Value Global Opportunities Fund I-A, L.P.(3)		3,357,199
The Column Group, L.P.		105,379
The Resolute Fund II, L.P.		1,457,974
Trivest Fund IV, L.P.(3)		141,053
Tuckerbrook SB Global Distressed Fund I, L.P.(3)		5,737,938
VCFA Private Equity Partners IV, L.P.		971,648
VCFA Venture Partners V, L.P.		2,076,016
Voyager Capital Fund III, L.P.		301,246
Real Estate (3.08% of Partners’ Capital)
Aslan Realty Partners III, LLC		1,721,815
Cypress Realty VI, L.P.		1,316,995
ING Clarion U.S., L.P.(3)		28,039,427
ING Clarion Global, L.P.(3)		12,953,741
Legacy Partners Realty Fund II, LLC		6,088,458
MONY/Transwestern Mezzanine Realty Partners II, LLC		2,138,647
Oak Hill REIT Plus Fund, L.P.(3)		7,260,309
Parmenter Realty Fund III, L.P.		5,536,518
Wells Street Global Partners, L.P.(3)		5,048,838
Woodbourne Daybreak Global Fund, L.P.(3)		30,678,356

Total United States		2,317,584,570

Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (Cost $2,281,231,979)		2,672,516,059	81.73%

Passive Foreign Investment Companies(2)
Republic of Mauritius
International Equity (0.47% of Partners’ Capital)
India Capital Fund Ltd. A2 Shares	187,107	15,200,572
Real Estate (0.10% of Partners’ Capital)
Orbis Real Estate Fund I(3)		3,371,920

Total Republic of Mauritius		18,572,492

Total Passive Foreign Investment Corporations (Cost $8,254,711)		18,572,492	0.57%

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2007

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Bermuda Exempted Mutual Fund Company(2)
Private Equity (0.78% of Partners’ Capital)
Highland CDO Opportunity Fund, Ltd.(3)	20,448	$25,594,168

Total Bermuda Exempted Mutual Fund Company (Cost $22,000,000)		25,594,168	0.78%

Cayman Companies Limited by Shares(2)
Absolute Return (2.11% of Partners’ Capital)
Overseas CAP Partners, Inc.(3)(4)	43,222	68,745,388
International Equity (1.54% of Partners’ Capital)
The Russian Prosperity Fund(3)	1,056,068	50,395,545
Natural Resources (0.35% of Partners’ Capital)
Ospraie Special Opportunities (Offshore), Ltd.		11,599,800

Total Cayman Companies Limited by Shares (Cost $114,537,412)		130,740,733	4.00%

Total Investments in Investment Funds (Cost $2,426,024,102)		2,847,423,452	87.08%

Investments in Securities
Investments in Registered Investment Companies
Closed End Funds
United States
Agencies (0.07% of Partners’ Capital)
Blackrock Income Opportunity Trust	53,000	501,910
MFS Government Markets Income Trust	34,054	229,865
MFS Intermediate Income Trust	280,000	1,702,400
International Equity (0.18% of Partners’ Capital)
The China Fund, Inc.	152,419	5,776,680
Multi Sector (0.07% of Partners’ Capital)
Aberdeen Asia-Pacific Income Fund, Inc.	112,300	651,340
Putnam Premier Income Trust	269,802	1,672,772
Treasuries (0.03% of Partners’ Capital)
Western Asset/Claymore US Treasury Inflation Protected Securities Fund	79,800	936,054

Total United States		11,471,021

Total Closed End Funds (Cost $10,735,163)		11,471,021	0.35%

Exchange Traded Funds
United States
Agencies (2.70% of Partners’ Capital)
iShares Lehman 1-3 Year Treasury Bond Fund	887,344	72,930,803
iShares Lehman 20+ Year Treasury Bond Fund	161,306	15,008,717

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2007

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Exchange Traded Funds (continued)
United States (continued)
Corporate (0.05% of Partners’ Capital)
iShares Goldman Sachs InvesTop Corporate Bond Fund	15,400	$1,614,536
International Equity (1.19% of Partners’ Capital)
iShares MSCI Brazil Index Fund	355,244	28,668,191
iShares MSCI South Korea Index Fund	160,249	10,368,110
Natural Resources (2.66% of Partners’ Capital)
Energy Select Sector SPDR	464,970	36,895,370
Oil Service HOLDRs Trust	220,900	41,754,518
streetTRACKS Gold Shares	102,331	8,438,214

Total United States		215,678,459

Total Exchange Traded Funds (Cost $191,605,161)		215,678,459	6.60%

Open End Funds
United States
Agencies (0.19% of Partners’ Capital)
Wasatch Hoisington US Treasury Fund	419,678	6,165,070
International Equity (0.88% of Partners’ Capital)
Fidelity Japan Smaller Companies Fund	1,659,906	18,308,760
GMO Emerging Markets Fund III	475,003	10,459,576
Natural Resources (2.01% of Partners’ Capital)
BlackRock Global Resources Fund	579,136	33,827,347
The Tocqueville Gold Fund	657,735	32,123,754
Real Estate (1.38% of Partners’ Capital)
Cohen & Steers Asia Pacific Realty Shares	214,279	2,890,627
ING International Real Estate Fund	1,036,787	12,793,954
Morgan Stanley Institutional Fund—International Real Estate Portfolio	1,154,849	29,402,444

Total United States		145,971,532

Total Open End Funds (Cost $151,910,458)		145,971,532	4.46%

Total Registered Investment Companies (Cost $354,250,782)		373,121,012	11.41%

Private Corporations
United States
Real Estate (0.15% of Partners’ Capital)
Net Lease Private REIT V, Inc.		1,543,669
Net Lease Private REIT VI, Inc.		3,400,000
Total United States		4,943,669

Total Private Corporations (Cost $4,943,669)		4,943,669	0.15%

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2007

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Fixed Income
United States
Treasuries (0.83% of Partners’ Capital)
Treasury Inflation Protected Securities, 1.875%, 7/15/13	$1,275,000	$1,494,633
Treasury Inflation Protected Securities, 1.875%, 7/15/15	450,000	492,704
Treasury Inflation Protected Securities, 2.00%, 7/15/14	1,400,000	1,603,326
Treasury Inflation Protected Securities, 2.00%, 01/15/16	950,000	1,026,307
Treasury Inflation Protected Securities, 3.50%, 1/15/11	750,000	968,285
Treasury Inflation Protected Securities, 3.625%, 4/15/28	500,000	818,275
United States Treasury Notes, 4.125%, 5/15/15	860,000	876,864
United States Treasury Notes, 4.50%, 2/15/16	950,000	988,816
United States Treasury Notes, 4.625%, 8/31/11	750,000	785,156
United States Treasury Notes, 4.625%, 7/31/12	2,000,000	2,100,000
United States Treasury Notes, 4.625%, 11/15/16	3,625,000	3,796,339
United States Treasury Notes, 4.625%, 2/15/17	2,000,000	2,090,938
United States Treasury Notes, 4.75%, 3/31/11	750,000	786,797
United States Treasury Notes, 4.75%, 8/15/17	3,500,000	3,696,602
United States Treasury Notes, 4.875%, 8/15/09	1,050,000	1,079,039
United States Treasury Bonds, 5.25%, 2/15/29	4,000,000	4,400,312
Agencies (0.22% of Partners’ Capital)
Overseas Private Investment Corp., 3.74%, 4/15/15	812,645	810,126
Federal Home Loan Bank, 4.20%, 3/30/11	1,000,000	999,844
Federal Home Loan Bank, 4.50%, 9/16/13	1,000,000	1,022,245
Federal Home Loan Mortgage Corp., 4.75%, 11/3/09	1,000,000	1,020,587
Federal Home Loan Mortgage Corp., 5.00%, 9/16/08	250,000	251,261
Federal National Mortgage Association, 5.00%, 4/26/17	1,000,000	1,011,317
Federal Home Loan Mortgage Corp., 5.25%, 7/18/11	1,000,000	1,050,874
Federal National Mortgage Association, 5.25%, 9/15/16	250,000	263,144
Federal National Mortgage Association, 5.375%, 7/15/16	750,000	801,124
New Valley Generation II, Series 2001, 5.572%, 5/1/20	41,163	43,933

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2007

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Fixed Income (continued)
United States (continued)
Mortgage Backed Securities (0.86% of Partners’ Capital)
Federal Home Loan Mortgage Corp., Gold Pool G11777, 5.00%, 10/1/20	$422,292	$422,706
Federal Home Loan Mortgage Corp., Gold Pool G18156, 5.00%, 12/1/21	455,066	455,559
Federal Home Loan Mortgage Corp., Gold Pool J064893, 5.00%, 11/1/22	1,993,102	1,995,292
Federal Home Loan Mortgage Corp., Gold Pool J03616, 5.50%, 10/1/21	428,863	434,113
Federal Home Loan Mortgage Corp., Gold Pool C01812, 5.50%, 4/1/34	254,209	254,136
Federal Home Loan Mortgage Corp., Gold Pool A52827, 5.50%, 10/1/36	237,355	236,894
Federal Home Loan Mortgage Corp., Gold Pool A58277, 5.50%, 3/1/37	991,416	989,369
Federal Home Loan Mortgage Corp., Gold Pool P20433, 6.00%, 10/1/31	429,845	436,143
Federal Home Loan Mortgage Corp., Gold Pool A53123, 6.00%, 10/1/36	246,079	249,779
Federal Home Loan Mortgage Corp., Series 3182, Class YB, 5.00%, 9/15/28	500,000	499,360
Federal Home Loan Mortgage Corp., Series 2607, Class EA, 5.00%, 11/15/32	1,003,421	982,395
Federal Home Loan Mortgage Corp., Series 3078, Class PC, 5.50%, 11/15/30	1,000,000	1,010,057
Federal Home Loan Mortgage Corp., Series R006, Class AK, 5.75%, 12/15/18	527,976	535,802
Federal Home Loan Mortgage Corp., Series 3166, Class VB, 6.00%, 3/15/17	966,656	989,008
Federal Home Loan Mortgage Corp., Series 3178, Class MC, 6.00%, 4/15/32	1,335,000	1,365,094
Federal National Mortgage Association, Pool J05384, 5.00%, 8/1/22	1,467,663	1,469,276
Federal National Mortgage Association, Pool 902291, 5.50%, 11/1/21	454,304	460,250
Federal National Mortgage Association, Pool 906151, 5.50%, 1/1/22	439,499	445,252
Federal National Mortgage Association, Pool 938195, 5.50%, 7/1/22	1,445,207	1,463,701
Federal National Mortgage Association, Pool 778316, 5.50%, 6/1/34	281,993	282,008

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2007

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Fixed Income (continued)
United States (continued)
Mortgage Backed Securities (0.86% of Partners’ Capital) (continued)
Federal National Mortgage Association, Pool 910590, 5.50%, 1/1/37	$468,883	$468,376
Federal National Mortgage Association, Pool 545210, 5.92%, 10/1/11	505,215	526,267
Federal National Mortgage Association, Pool 803745, 6.00%, 7/1/19	672,536	682,109
Federal National Mortgage Association, Pool 380839, 6.12%, 11/1/08	287,635	288,554
Federal National Mortgage Association, Pool 383367, 6.18%, 4/1/11	1,000,000	1,026,735
Federal National Mortgage Association, Series 2005-91, Class DA, 4.5%, 10/25/20	591,518	578,434
Federal National Mortgage Association, Series 2007-79, Class MB, 5.50%, 12/25/30	1,000,000	1,012,935
Government National Mortgage Association, Pool 782114, 5.00%, 9/15/36	451,082	444,026
Government National Mortgage Association, Pool 595824, 5.00%, 7/15/37	1,997,598	1,968,643
Government National Mortgage Association, Pool 650209, 5.50%, 2/15/36	440,505	443,764
Government National Mortgage Association, Pool 662098, 5.50%, 1/15/37	980,137	987,371
Government National Mortgage Association, Pool 669077, 5.50%, 6/15/37	959,789	966,873
Government National Mortgage Association, Pool 599514, 5.50%, 7/15/37	991,294	998,610
Government National Mortgage Association, Pool 671921, 5.50%, 7/15/37	1,472,697	1,483,566
Government National Mortgage Association, Series 2004-78, Class C, 4.66%, 4/16/29	250,000	246,887
Government National Mortgage Association, Series 2007-68, Class CG, 5.50%, 11/20/37	998,134	976,114
Collateralized Mortgage Obligations (0.38% of Partners’ Capital)
ABN Amro Mortgage Corp, Series 2003-7, Class A2, 5.00%, 7/25/18	265,343	263,806
Alesco Preferred Funding LTD, Series 5A, Class C3, 6.31%, 12/23/34(1)	200,000	176,258

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2007

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Fixed Income (continued)
United States (continued)
Collateralized Mortgage Obligations (0.38% of Partners’ Capital) (continued)
Bank of America Funding Corp., Series 2006-5, Class 2A7, 6.00%, 9/25/36	$741,215	$750,244
Bank of America Mortgage Securities, Series 2005-5, 5.50%, 6/25/35	294,413	294,641
Banc of America Mortgage Securities, Series 2007-1, Class 1A8, 5.75%, 3/25/37	1,000,000	1,011,350
Banc of America Mortgage Securities, Series 2007-1, Class 1A10, 5.75%, 3/25/37	1,000,000	997,402
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1, 5.04%, 4/25/33(1)	102,391	102,536
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 3A1, 5.40%, 4/25/33(1)	111,349	111,013
Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A6, 6.00%, 6/25/36	413,501	398,551
Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class A1, 5.50%, 12/25/18	264,200	265,604
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB4, Class 3B2, 4.44%, 12/25/34(1)	189,929	132,950
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 2A2B, 4.80%, 4/25/35(1)	152,286	153,319
Countrywide Alternative Loan Trust, Series 2004-33, Class 2B1, 5.17%, 12/25/34(1)	190,650	133,455
Countrywide Alternative Loan Trust, Series 2005-19CB, Class A4, 5.50%, 6/25/35	157,600	153,017
Countrywide Home Loans, Series 2003-3, Class M6, 7.83%, 7/25/32(1)	10,847	3,389
Countrywide Home Loans, Series 2003-20, Class 1A14, CMO, 5.50%, 7/25/33	117,004	112,890
Countrywide Home Loans, Series 2005-HYB8, Class 4A1, 5.62%, 12/20/35(1)	898,655	867,895
CS First Boston Mortgage Securities Corp., Series 2002-10, Class 1M2, 7.00%, 5/25/32	67,786	55,817
CS First Boston Mortgage Securities Corp., Series 2004-8, Class 4A4, 5.50%, 12/25/34	110,693	108,279
CS First Boston Mortgage Securities Corp., Series 2005-5, Class 4A2, 6.25%, 7/25/35	109,214	107,004
CS First Boston Mortgage Securities Corp., Series 2005-11, Class 7A2, 6.00%, 12/25/35	194,715	190,813

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2007

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Fixed Income (continued)
United States (continued)
Collateralized Mortgage Obligations (0.38% of Partners’ Capital) (continued)
Credit Suisse Mortgage Capital Certificate, Series 2006-2, Class 4A11, 5.75%, 3/25/36	$296,477	$286,831
Credit Suisse Mortgage Capital Certificate, Series 2006-4, Class 3A2, 6.50%, 5/25/36	162,214	161,619
Drexel Burnham Lambert CMO Trust, Series V, Class 1, PO, 0.00%, 9/1/18	27,911	25,486
First Horizon Alternative Mortgage Securities, Series 2005-FA5, Class 3A2, 5.50%, 8/25/35	221,471	212,972
First Republic Mortgage Loan Trust, Series 2000-FRB1, Class A2, 6.28%, 6/25/30(1)	156,777	156,387
GSR Mortgage Loan Trust, Series 2004-11, Class B2, 5.27%, 9/25/34(1)	221,925	188,636
GSR Mortgage Loan Trust, Series 2005-5F, Class 3A3, 5.00%, 6/25/35	245,311	238,687
GSR Mortgage Loan Trust, Series 2005-9F, Class 6A2, 6.50%, 1/25/36	254,781	260,626
Harborview Mortgage Loan Trust, Series, 2004-7, Class 3A2, 4.67%, 11/19/34(1)	156,301	155,540
Impac Secured Assets Corp., Series 2002-3, Class M2, 7.59%, 8/25/32(1)	200,000	200,197
Impac Secured Assets Corp., Series 2003-2, Class A2, 6.00%, 8/25/33	644,878	650,924
JP Morgan Mortgage Trust, Series 2004-A1, Class 3A2, 4.99%, 02/25/34(1)	170,288	167,775
JP Morgan Mortgage Trust, Series 2004-A3, Class 3A2, 4.97%, 07/25/34(1)	153,034	148,599
Master Asset Securitization Trust, Series 2006-1, Class1A5, 5.75%, 5/25/36	430,325	431,616
Master Seasoned Securities Trust, Series 2004-1, Class 15B2, 6.24%, 8/25/17(1)	208,025	205,912
Residential Accredit Loans, Inc., Series 2003-QS7, Class M2, 6.00%, 4/25/33	125,122	102,809
Residential Asset Funding Mortgage, Inc., Series 2002-S17, Class A1, 5.00%, 11/25/17	272,774	265,975
Residential Asset Mortgage Products, Inc., Series 2004-SL2, Class A1, 6.50%, 10/25/16	74,740	76,787
Residential Funding Mortgage Securities, Inc., Series 2002-S11, Class A1, 5.75%, 8/25/17	76,067	75,857

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2007

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Fixed Income (continued)
United States (continued)
Collateralized Mortgage Obligations (0.38% of Partners’ Capital) (continued)
Residential Funding Mortgage Securities, Inc., Series 2007-S1, Class A6, 6.00%, 1/25/37	$496,623	$500,881
Structured Asset Securities Corp., Series 2003-4, Class A6, 5.00%, 2/25/33	105,748	99,997
Washington Mutual, Series 2003-S11, Class 1A, 5.00%, 11/25/33	69,946	67,651
Washington Mutual, Series 2003-AR4, Class A6, 3.42%, 5/25/33	313,930	313,869
Wells Fargo Mortgage Backed Securities Trust, Series 2003-4, Class A15, 5.50%, 6/25/33	134,786	135,233
Wells Fargo Mortgage Backed Securities Trust, Series 2003-K, Class 1A2, 4.49%, 11/25/33(1)	143,027	138,434
Wells Fargo Mortgage Backed Securities Trust, Series 2004-W, Class B2, 4.56%, 11/25/34(1)	197,921	190,688
Wells Fargo Mortgage Backed Securities Trust, Series 2006-12, Class A17, 6.00%, 10/25/36	665,000	669,571
Corporate (0.41% of Partners’ Capital)
Consumer (0.04% of Partners’ Capital)
Abbott Laboratories, 5.875%, 5/15/16	500,000	522,274
Caterpillar, Inc., 5.70%, 8/15/16	500,000	508,125
IBM Corp, 5.70%, 9/14/17	400,000	413,505
Electric-Integrated (0.06% of Partners’ Capital)
Cisco Systems, Inc., 5.50%, 2/22/16	500,000	508,485
Dominion Resources, Inc., 5.15%, 7/15/15	500,000	483,816
Duke Energy Carolinas, 5.30%, 10/1/15	500,000	498,889
Southern Power Co., 6.25%, 7/15/12	500,000	523,009
Finance (0.20% of Partners’ Capital)
American General Finance, 4.625%, 5/15/09	645,000	643,266
Bank of America Corp., 5.375%, 8/15/11	500,000	509,921
Berkshire Hathaway Financial, 4.75%, 5/15/12	625,000	632,836
Boeing Capital Corp, 6.50%, 2/15/12	500,000	536,779
Citigroup, Inc., 5.20%, 11/3/10	500,000	482,999
General Electric Capital Corp., 5.375%, 10/20/16	500,000	506,381
General Motors Acceptance Corp., 6.125%, 1/22/08	50,000	50,007
Goldman Sachs Group, Inc., 5.45%, 11/1/12	1,000,000	1,019,461
Key Bank, NA, 5.50%, 9/17/12	1,000,000	1,016,622
Wachovia Corp, 5.70%, 8/1/13	500,000	506,372
Wells Fargo & Co., 4.625%, 8/9/10	500,000	500,388

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2007

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Fixed Income (continued)
United States (continued)
Multimedia (0.03% of Partners’ Capital)
Comcast Cable Communications, 6.75%, 1/30/11	$475,000	$496,605
Walt Disney Co., 5.625%, 9/15/16	500,000	513,515
Natural Resources (0.02% of Partners’ Capital)
Valero Energy Corp., 6.875%, 4/15/12	500,000	533,526
REIT (0.01% of Partners’ Capital)
Weingarten Realty Corp., 4.99%, 9/3/13	375,000	359,163
Retail (0.02% of Partners’ Capital)
Costco Wholesale Corp., 5.50%, 3/15/17	500,000	504,265
Telecom Services (0.03% of Partners’ Capital)
Bellsouth Telecommunications, 5.875%, 1/15/09	500,000	504,757
Verizon Pennsylvania, Inc., 5.65%, 11/15/11	500,000	513,040

Total United States		88,162,104

Total Fixed Income (Cost $86,600,694)		88,162,104	2.70%

Option
United States
Index (0.22% of Partners’ Capital)
iShares MSCI Emerging Markets Index Fund—Put Option (Strike Price $160.00, Expiration 3/20/08)	459,770	7,244,779

Total United States		7,244,779

Total Option (Cost $7,560,000)		7,244,779	0.22%

Total Investments in Securities (Cost $453,355,145)		473,471,564	14.48%

Total Investments (Cost $2,879,379,247)		$3,320,895,016	101.56%

*	Shares or par value is listed for each investment if it is applicable for that investment type.
(1)	Security is a “variable rate” bond. The rate reflected is as of December 31, 2007.
(2)	Non-Income Producing Security.
(3)	Affiliated investments.
(4)	Affiliated investments for which ownership exceeds 25%.

CMO—Collateralized Mortgage Obligation

PO—Principal Only

REIT—Real Estate Investment Trust

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Operations

Year Ended December 31, 2007

Investment income:
Dividend income	$10,568,642
Interest income	4,148,675
Interest income from affiliates	137,024

Total investment income	14,854,341

Expenses:
Management fees	20,228,629
Administration fees	1,131,910
Legal fees	458,371
Professional fees	947,555
Custodian fees	258,659
Directors fees	114,500
Interest expense	227,251
Foreign tax expense	3,745,790
Other expenses	421,618

Total expenses	27,534,283

Net investment loss	(12,679,942)

Net realized and unrealized gain from investments:
Net realized gain from investments	7,628,487
Net realized gain from investments in affiliates	429,219
Change in unrealized appreciation/depreciation from investments	311,394,317

Net realized and unrealized gain from investments	319,452,023

Net increase in partners’ capital resulting from operations	$306,772,081

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Changes in Partners’ Capital

Years Ended December 31, 2007 and 2006

Partners’ capital at December 31, 2005	$376,169,059
Contributions	613,013,510
Distributions	(56,054,941)
Net increase in partners’ capital resulting from operations:
Net investment loss	(3,515,591)
Net realized gain from investments	16,884,542
Change in unrealized appreciation/depreciation from investments	64,798,835

Net increase in partners’ capital resulting from operations	78,167,786

Partners’ capital at December 31, 2006	1,011,295,414

Contributions	2,045,576,644
Distributions	(93,675,459)
Net increase in partners’ capital resulting from operations:
Net investment loss	(12,679,942)
Net realized gain from investments	8,057,706
Change in unrealized appreciation/depreciation from investments	311,394,317

Net increase in partners’ capital resulting from operations	306,772,081

Partners’ capital at December 31, 2007	$3,269,968,680

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Cash Flows

Year Ended December 31, 2007

Cash flow from operating activities:
Net increase in partners’ capital resulting from operations	$306,772,081
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities:
Purchases of investments	(2,105,266,502)
Proceeds from disposition of investments	139,523,629
Net realized gain from investments	(8,057,706)
Change in unrealized appreciation/depreciation from investments	(311,394,317)
Accretion of bond discount, net	(96,070)
Increase in prepaid contributions to Investment Funds	(247,000,000)
Increase in interest and dividends receivable	(1,246,373)
Increase in Investment Funds receivable	(10,258,536)
Increase in prepaids and other assets	(51,564)
Increase in investments purchased payable	30,000,000
Increase in management fees payable	5,195,155
Increase in offshore withholding tax payable	2,817,455
Increase in administration fees payable	323,773
Increase in accounts payable and accrued expenses	1,519,994

Net cash used in operating activities	(2,197,218,981)

Cash flow from financing activities:
Borrowings on line of credit	132,499,734
Repayments on line of credit	(88,442,237)
Increase in subscriptions received in advance	243,771,517
Increase in redemptions payable	4,012,598
Contributions from partners	2,045,576,644
Distributions to partners	(93,675,459)

Net cash provided by financing activities	2,243,742,797

Net increase in cash and cash equivalents	46,523,816
Cash and cash equivalents at beginning of year	3,734,891

Cash and cash equivalents at end of year	$50,258,707

Supplemental disclosure of cash activity:
Cash paid for interest	$193,893

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements

December 31, 2007

(1) ORGANIZATION

The Endowment Master Fund, L.P. (the “Master Fund”) is a limited partnership organized under the laws of the state of Delaware. The Master Fund began operations in April 2003 (“Inception”). The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently seven feeder funds.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across all market cycles. The Master Fund pursues its investment objective by investing its assets in a variety of investment vehicles including but not limited to limited partnerships and limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies and direct investments in marketable securities and derivative instruments. The Master Fund is primarily a “fund of funds” and is intended to afford investors the ability to invest in a multi-manager portfolio, exhibiting a variety of investment styles and philosophies, in an attempt to achieve positive risk-adjusted returns over an extended period of time. The Master Fund’s investments are managed by a select group of investment managers identified by the Adviser, as hereinafter defined, to have investments that when grouped with other investments of the Master Fund result in a portfolio that is allocated more broadly across markets, asset classes, and risk profiles.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition to the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the Master Fund expects that risk of loss to be remote.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“GAAP”).

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records security transactions on a trade-date basis.

Securities that are held by the Master Fund, including those that have been sold but not yet purchased, are marked to estimated fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the statement of operations.

Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The valuation of the Master Fund’s investments will be determined as of the close of business at the end of any fiscal period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc. (“Citi”), the Master Fund’s independent administrator (the “Independent Administrator”) in consultation with the Adviser. The valuation procedures of the Master Fund’s underlying investments are reviewed by a committee approved by the Board that was established to oversee the valuation of the Master Fund’s investments (the “Valuation Committee”), in consultation with the Adviser and the Independent Administrator. The net assets of the Master Fund will equal the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expenses.

Investments held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are ordinarily carried at estimated fair value based on the valuations provided to the Independent Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Because of the inherent uncertainty of valuation, this estimated fair value may differ from the value that would have been used had a ready market for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds, as appropriate.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

•

SECURITIES LISTED ON A SECURITIES EXCHANGE—Securities listed 1) on one or more of the national securities exchanges or the OTC Bulletin Board are valued at the last reported sales price on the date of determination; and 2) on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. If the last reported sales price or the NOCP is not available, the securities are valued at the mean between the “bid” and “ask” prices at the close of trading on that date. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Master Fund’s net asset value that would materially affect the value of the security and the net asset value of the Master Fund, the value of such security and the net asset value of the Master Fund will be adjusted to reflect the change in the estimated value of the security.

•	OPTIONS—Options that are listed on a securities exchange or traded over-the-counter are valued at the mean between the closing “bid” and “ask” prices for such options on the date of determination.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining indicative quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures.

•

OTHER—Where no value is readily available from an Investment Fund or other security or where a value supplied by an Investment Fund is deemed not to be indicative of the Investment Fund’s value, the Valuation Committee and/or the Board, in consultation with the Independent Administrator or the Adviser will determine, in good faith, the estimated fair value of the Investment Fund or security.

(e) INVESTMENT INCOME

Generally, the values of the investments in Investment Funds are determined whereby the Master Fund records the investment at its acquisition cost and the value is adjusted to reflect the Master Fund’s share of the income or loss (including realized gains and losses) and additional contributions or withdrawals from the Investment Funds. In general, distributions received from Investment Funds are accounted for as a reduction to cost and any proceeds received above the cost basis results in a realized gain. The net changes in unrealized appreciation or depreciation of investments in Investment Funds is reflected in the value of the Investment Funds.

For investments in securities, dividend income is recorded on the ex-dividend date. Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts.

(f) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of the partners; directors fees; all costs with respect to communications to partners;

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

transfer taxes and taxes withheld on non-US dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board. Offering costs are amortized over a twelve-month period or less from the date they are incurred.

(g) INCOME TAXES

The Master Fund itself is not subject to income taxes because such taxes are the responsibility of the individual partners in the Master Fund. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements.

(h) USE OF ESTIMATES

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(i) ORGANIZATIONAL EXPENSES

The Master Fund’s organizational expenses (the “Organizational Expenses”) were initially borne by the Adviser or an affiliate thereof and for capital account allocation purposes assumed to be reimbursed, over not more than a 60 month period of time, notwithstanding that such Organizational Expenses were expensed in accordance with GAAP for Master Fund reporting purposes upon commencement of operations.

(j) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

During July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current year. The Master Fund adopted FIN 48 during the current fiscal period and it was applied to all open tax years as of December 31, 2007. As a result, the Master Fund recognized no tax liability for unrecognized tax benefits in connection with the adoption of FIN 48. A reconciliation is not provided herein, as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2004 through present remain subject to examination by the U.S. taxing authorities.

During September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

measurements. Management does not believe that the adoption of SFAS 157 will impact the Master Fund’s financial statements. However, additional disclosures may be required about the inputs used in determining the measurements and the effect of certain measurements on changes in net assets for the period.

(3) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Master Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement (the “LP Agreement”). The Master Fund reserves the right to reject any applications for subscription of Interests.

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Master Fund are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Master Fund, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month or any repurchases of Interests.

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. However, the Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Interests each calendar quarter, pursuant to written tenders by partners. The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

(4) INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2007, the Master Fund had investments in Investment Funds, registered investment companies, options and marketable securities in a separately managed account, which is managed by a sub-adviser (“Sub-Adviser”). The $324,500,000 in prepaid contribution to Investment Funds as of December 31, 2007 represents funding of a portion of the January 2008 investment in such funds. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

or advisers in the form of management fees ranging up to 2.5% of net assets annually. In addition, many Investment Funds also provide for performance incentive fees/allocations ranging up to 25% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain investment managers. These fees and incentive fees are in addition to the management fees charged by the Master Fund.

In general, most of the Investment Funds in which the Master Fund invests, other than Investment Funds investing primarily in private equity, energy and real estate transactions, provide for periodic redemptions ranging from monthly to annually with lock up provisions usually for a period of up to four years. Investment Funds that do provide for periodic redemptions may, depending on the Investment Fund’s governing documents, have the ability to deny or delay a redemption request.

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $2,049,403,339 and $81,264,711, respectively.

At December 31, 2007, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act. A listing of these affiliated Investment Funds (including 2007 activity) is shown below:

				2007 Activity				2007 Activity
Investment Funds	Shares 12/31/2006	Shares 12/31/2007	Fair Value 12/31/2006	Cost of Purchases	Cost of Sales*	Appreciation/ (Depreciation)	Fair Value 12/31/2007	Interest Income	Realized Gain/(Loss)
Anchorage Short Credit Fund, L.P.			—	$40,000,000		$2,542,958	$42,542,958
ARX Global High Yield Securities Fund I, L.P.			$27,107,213	40,000,000		(825,251)	66,281,962
BDCM Partners I, L.P.			19,141,295	—		(2,023,675)	17,117,620
BP Capital Energy Equity Fund II, L.P.			24,242,161	19,000,000		9,479,173	52,721,334
CamCap Resources, L.P.			—	20,000,000		180,489	20,180,489
CCM Small Cap Value Qualified Fund, L.P.			970,212	27,000,000		664,320	28,634,532
Contrarian Equity Fund, L.P.			8,706,040	3,000,000		(1,950,785)	9,755,255
Corriente Partners, L.P.			—	25,000,000		439,200	25,439,200
Criterion Horizons Fund, L.P.			2,053,974	10,000,000		601,400	12,655,374
Criterion Institutional Partners, L.P.			12,459,261	—		2,736,519	15,195,780
Dace Ventures I, L.P.			—	528,824		(60,095)	468,729
Darwin Private Equity I, L.P.			—	4,718,270		(325,276)	4,392,994
Diamond Hill Investment Partners II, L.P.				30,000,000		913,630	30,913,630
European Divergence Fund, L.P.			—	15,000,000		(54,000)	14,946,000
Gavea Investment Fund II A, L.P.			—	6,500,000		247,819	6,747,819
Gradient Europe Fund, L.P.**			17,220,783	20,000,000		(3,201,800)	34,018,983
Halcyon European Structured Opportunities Fund, L.P.			—	40,000,000		854,588	40,854,588
HealthCor, L.P.**			20,826,218	10,000,000		4,001,888	34,828,106
HealthCor Partners Fund, L.P.			—	335,135		(173,741)	161,394
Highland CDO Opportunity Fund, Ltd.*	10,448	20,448	14,572,432	10,000,000		1,021,736	25,594,168
Highland Credit Strategies Fund, L.P.			22,419,923	25,000,000		3,100,308	50,520,231
HomeField Partners, L.P.			3,111,359	4,000,000		837,821	7,949,180
ING Clarion Global, L.P.			3,105,310	9,500,000		348,431	12,953,741
ING Clarion US, L.P.			15,474,554	13,000,000		(435,127)	28,039,427
Jetstream Global Institutional Fund, L.P.**			9,171,114	15,000,000		8,891,142	33,062,256
Kenmont Onshore Fund, L.P.			—	25,000,000		(2,025,731)	22,974,269
Liberty Square Strategic Partners IV (Asia), L.P.			—	25,000,000		(1,615,507)	23,384,493
Middle East North Africa Opportunities Fund, L.P.*		50,246	—	50,000,000		6,775,765	56,775,765
Monsoon India Inflection Fund 2, L.P.			19,477,151	—		19,365,224	38,842,375
NWI Explorer Global Macro Fund, L.P.			—	20,000,000		891,303	20,891,303
Oak Hill REIT Plus Fund, L.P.			—	7,000,000		260,309	7,260,309
Orbis Real Estate Fund I			906,511	2,763,557		(298,148)	3,371,920
Orchid Asia IV, L.P.			—	873,846		(50,000)	823,846
Ore Hill Fund, L.P.			22,053,600	19,000,000		(168,137)	40,885,463
Overseas CAP Partners, Inc.*	16,703	43,222	21,786,027	40,000,000		6,959,361	68,745,388
OZ Asia Domestic Partners, L.P.			13,105,524	38,000,000		2,734,378	53,839,902
Pantera Global Macro Fund, L.P.			3,816,024	—		596,605	4,412,629
Pardus European Special Opportunities Fund, L.P.			16,317,937	10,000,000		(6,715,162)	19,602,775
Paulson Advantage Plus, L.P.			—	30,500,000		19,157,418	49,657,418

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

				2007 Activity				2007 Activity
Investment Funds	Shares 12/31/2006	Shares 12/31/2007	Fair Value 12/31/2006	Cost of Purchases	Cost of Sales*	Appreciation/ (Depreciation)	Fair Value 12/31/2007	Interest Income	Realized Gain/(Loss)
Paulson Partners Enhanced, L.P.			—	$30,000,000		$19,131,737	$49,131,737
Phoenix Asia Real Estate Investments II, L.P.			—	2,480,115		(749,382)	1,730,733
PIPE Equity Partners, LLC			$22,467,620	1,000,000		1,519,605	24,987,225
Private Equity Investment Fund IV, L.P.			2,726,730	2,363,608	$369,158	260,943	4,982,123	$137,024	$427,349
PSAM WorldArb Partners, L.P.			20,836,591	32,000,000		366,559	53,203,150
Q Funding III, L.P.			7,064,943	6,198,490		225,618	13,489,051
Q4 Funding, L.P.			—	42,263,515		(95,050)	42,168,465
Redbrick Capital, L.P.			9,423,747	46,000,000		(1,727,074)	53,696,673
Samlyn Onshore Fund, L.P.			—	23,000,000		3,445,230	26,445,230
SCP Sakonnet Fund, L.P.			—	20,000,000		409,418	20,409,418
Sorin Fund, L.P.			—	30,000,000		387,760	30,387,760
Southport Energy Plus Partners, L.P.			8,282,148	37,000,000		7,507,897	52,790,045
Strategic Value Global Opportunities Fund I-A, L.P.			1,506,034	4,500,000	2,419,723	(229,112)	3,357,199
Tarpon All Equities Fund, L.P.*		64,500	—	10,030,277	26,536	936,834	10,940,575		1,870
The Explorador Fund, L.P.			4,678,958	—		552,875	5,231,833
The Raptor Global Fund, L.P.			20,245,357	35,000,000		(4,607,962)	50,637,395
The Rohatyn Group Local Currency Opportunity Partners, L.P.			13,511,241	25,000,000		2,232,403	40,743,644
The Russian Prosperity Fund*	286,934	1,056,068	11,764,278	35,000,000		3,631,267	50,395,545
Tiedemann/Falconer Partners, L.P.			9,526,947	21,000,000		1,466,999	31,993,945
Tiger Consumer Partners, L.P.			11,896,164	10,000,000		(758,674)	21,137,490
Torrey Pines Fund, LLC			17,193,159	15,000,000		3,755,500	35,948,659
Treaty Oak Partners (Q.P.), L.P.			14,868,949	500,000		3,790,719	19,159,668
Trivest Fund IV, L.P.			—	191,053		(50,000)	141,053
Tuckerbrook SB Global Distressed Fund I, L.P.			—	5,780,438		(42,500)	5,737,938
Velite Energy, L.P.			14,642,829	26,000,000		6,093,325	46,736,154
Waterstone Market Neutral Fund, L.P.			—	35,000,000		(487,715)	34,512,285
Wells Street Global Partners, L.P.			4,173,451	750,000		125,387	5,048,838
Woodbourne Daybreak Global Fund, L.P.			—	32,000,000		(1,321,644)	30,678,356
Z Capital Partners I, L.P.			—	34,000,000		(2,780,459)	31,219,541

Total Investment Funds	314,085	1,234,484	$492,853,769	$1,217,777,128	$2,815,417	$116,669,853	$1,824,485,333	$137,024	$429,219

*	Sales include return of capital
**	Voting rights were waived during the year for these investments

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until after year end, when the Master Fund’s tax return is completed. The book cost and tax cost of the Master Fund’s investments as of December 31, 2006 was $905,482,597 and $973,854,575, respectively. The Master Fund’s book cost as of December 31, 2007 was $2,879,379,247 resulting in an accumulated net unrealized appreciation of $441,515,769 consisting of $483,419,013 in gross unrealized appreciation and $41,903,244 in gross unrealized depreciation.

(5) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

limited to the value of the investment in, or commitment to, such Investment Funds. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

(6) DUE FROM BROKERS

The Master Fund conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Master Fund is subject to credit risk to the extent any broker with whom the Master Fund conducts business is unable to deliver cash balances or securities, or clear security transactions on the Master Fund’s behalf. The Master Fund monitors the financial condition of the brokers with which the Master Fund conducts business and believes the likelihood of loss under the aforementioned circumstances is remote.

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund will pay the Independent Administrator a monthly administration fee (the “Administration Fee”) based on the month end net assets of the Master Fund. The Master Fund is charged, on an annual basis, 8 basis points on Master Fund net assets of up to $100 million, 7 basis points on Master Fund net assets between the amounts of $100 million and $250 million and 6 basis points for amounts over $250 million. The asset based fees are assessed based on month end net assets and are payable monthly in arrears. The Independent Administrator will also provide the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

The fees for Master Fund administration will be paid out of the Master Fund’s assets, which will decrease the net profits or increase the net losses of the partners in the Master Fund. As of December 31, 2007, the Master Fund had $3,269,968,680 in net assets. The total administration fee incurred for the year ended December 31, 2007 was $1,131,910.

(8) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund will pay the Adviser an investment management fee (the “Investment Management Fee”), equal to 1.00% on an annualized basis of the Master Fund’s net assets calculated based on the Master Fund’s net asset value at the end of each month, payable quarterly in arrears. The Investment Management Fee will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against the capital accounts of its limited partners. For the year ended December 31, 2007, $20,228,629 was incurred for Investment Management Fees.

(b) PLACEMENT AGENTS

The Master Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Master Fund. Sanders Morris Harris, Inc. (“SMH”), an affiliate of the General Partner and the Adviser, has been engaged by the Master Fund to serve as a Placement Agent. SMH is a full-service investment banking, broker-dealer, asset management and financial services organization. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

(9) INDEBTEDNESS OF THE FUND

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% (see Supplemental Information, Proposal No. 4) of the net assets of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, as amended, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds, other than for some Investment Funds in which the Master Fund has made a capital commitment. For some Investment Funds in which the Master Fund has made a capital commitment that will be funded over a period of time, such as private equity and real estate funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund maintains a credit facility for which the investments of the Master Fund serve as collateral for the facility. The maximum amount that can be borrowed is based on the value of the underlying collateral; provided, however, that the Master Fund’s fundamental policies provide that the Master Fund cannot borrow more than 25% of the value of the Master Fund’s net assets. As of December 31, 2007, $44,057,497 was outstanding under the credit facility at a current rate of 4.75%. The weighted average interest rate paid on the line of credit during the year was 6.50%.

(10) FINANCIAL HIGHLIGHTS

	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004	Period April 1, 2003 (Inception) to December 31, 2003
Net investment loss to average partners’ capital[1]	(0.63)%	(0.61)%	(0.44)%	(0.92)%	(0.26)%
Expenses to average partners’ capital [1,3]	1.37%	1.24%	1.28%	1.51%	0.66%
Portfolio Turnover	4.19%	15.31%	12.65%	10.29%	11.90%
Total Return[2]	16.91%	12.37%	10.40%	8.90%	21.66%
Partners’ capital, end of period	$3,269,968,680	$1,011,295,414	$376,169,059	$280,216,027	$109,262,447
Average amount of borrowings outstanding during the period	$2,984,635	$838,809	$762,381	$233,334	—

An investor’s return (and operating ratios) may vary from those reflected based on different fee arrangements and the timing of capital transactions.

1	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period. The 2003 ratios have been annualized.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2007

2

Calculated as geometrically linked monthly returns for each month in the period. Performance prior to March 10, 2004 reflects pre-registration performance; thus returns may have differed had the Master Fund been subject to the regulations of the 1940 Act since Inception.

3	Expense ratios do not include expenses of underlying Investment Funds.

(11) SUBSEQUENT EVENT

The Adviser recommended to the Board that a tender offer in an amount of up to $326,000,000 be made, based on the projected March 31, 2008 net asset value of the Master Fund, to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and a tender offer notice expiring February 29, 2008 was sent out to the partners in the Master Fund.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information

December 31, 2007

(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and officers of the Master Fund may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Director and officer, his or her full name, address and age (as of December 31, 2007), the position held with the Master Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Director, and other directorships held by such Director.

Interested Directors

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
John A. Blaisdell(1) Age: 47 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Texas 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since December 2002; Chief Executive Officer of Wincrest Ventures, L.P., 1997-2002.	3	0
Andrew B. Linbeck(1) Age: 43 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since August 2002; Partner and executive officer of The Redstone Companies, L.P. and certain affiliates thereof (collectively, “Redstone”), 1998-2002.	3	0

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2007

(Unaudited)

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
A. Haag Sherman(1) Age: 42 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since August 2002; Partner and executive officer of Redstone, 1998-2002.	3	0
Mark W. Yusko(1) Age: 44 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Member, Investment Committee of the Adviser, since January 2004; President of Morgan Creek Capital Management, since July 2004; Principal, Hatteras Capital Management, since September 2003; Chief Investment Officer of the University of North Carolina at Chapel Hill, 1998-2004	3	0

(1)

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P. (“Salient”), which itself is an affiliate of the Endowment Registered Fund, L.P. (the “Registered Fund”), the Master Fund, the Endowment TEI Fund, L.P. (the “TEI Fund”), and the Adviser.

(2)	The Fund Complex includes the Registered Fund, the TEI Fund and the Master Fund.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2007

(Unaudited)

Independent Directors

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
Jonathan P. Carroll Age: 46 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Private investor for the past five years.	3	None
Richard C. Johnson Age: 70 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Senior Counsel for Baker Botts LLP since 2002; Managing Partner for Baker Botts from 1998-2002; practiced law at Baker Botts from 1966-2002 (from 1972 to 2002 as a partner)	3	None
G. Edward Powell Age: 71 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Principal of Mills & Stowell from March 2002 to present; Principal of Innovation Growth Partners in 2002; From 1994-2002, Mr. Powell provided consulting services to emerging and middle market businesses; Managing Partner for Houston office of Price Waterhouse & Co. from 1982 to his retirement in 1994.	3	Sterling Bancshares, Inc.; Energy Services International, Inc.
Scott F. Schwinger Age: 42 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Senior Vice President, Chief Financial Officer and Treasurer of the Houston Texans	3	None

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2007

(Unaudited)

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
Scott W. Wise Age: 58 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Senior Vice President and Treasurer, Rice University for the past five years.	3	None

(1)	The Fund Complex includes the Registered Fund, the TEI Fund and the Master Fund.

Officers of the Fund Who Are Not Directors

Name, Address and Age	Position(s) Held with the Master Fund	Principal Occupation(s) During the Past 5 Years
Roy Washington Age: 56 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Chief Compliance Officer since April 2007.	Managing Director of Compliance Operations at Capital Forensics Consulting, Inc. 2002-March 2007; Senior Vice President and CCO of American General’s Life Division, 2000-2002.
John E. Price Age: 40 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Treasurer; Principal Financial Officer	Director and Chief Financial Officer of the Adviser, since January 2004; Partner and Director of Salient, since October 2003; Controller of Wincrest Ventures, L.P., 1997-2003.
Adam L. Thomas Age: 33 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Secretary	Director of Adviser since January 2004; Partner and Director of Salient, since September 2002; Associate at Redstone, 2001-2002; Associate at Albrecht & Associates Inc., August 1996 through August 1999. Attended University of Texas Business School, 1999-2001.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2007

(Unaudited)

Compensation for Directors

The Master Fund, the Registered Fund and the TEI Fund together pay each Independent Director an annual fee of $10,000, which is paid quarterly, a fee of $2,500 per Board meeting and a $500 fee per meeting for each member on the audit committee. In the interest of retaining Independent Directors of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Consideration of Subadvisory Agreement

At a meeting on July 11, 2007, the Board of the Master Fund, including all of the directors who are not “interested persons” of the Adviser, as defined in the Investment Company Act of 1940 (the “Independent Directors”), approved, subject to Partner approval, a new subadvisory agreement with Tanglewood Asset Management, LLC (“Tanglewood”) n/k/a Novant Asset Management, LLC (“Novant”). Tanglewood is a subadviser retained to manage a portion of the fixed income investments of the Master Fund. Due to a transaction (the “Transaction”) that did not result in any change in the nature or quality of Tanglewood’s services to the Master Fund, or the fees paid to Tanglewood, the subadvisory agreement between the Master Fund and Tanglewood terminated as the Transaction resulted in a “change in control” of Tanglewood under federal law.

At the meeting, the Adviser discussed the proposed Transaction. The Board considered, among other things, representations which had been made by the senior management of Tanglewood that Tanglewood was expected to continue operating its business in the same manner following the Transaction, after which Tanglewood would be known as Novant, as before the Transaction. The Board also took into account that the proposed Transaction was not expected to result in any change with respect to Tanglewood’s senior management, advisory personnel, or day-to-day management of the Master Fund’s fixed income assets for which the sub-adviser was responsible for managing. In addition, the Board considered that Tanglewood was not attempting to profit at the Master Fund’s expense by selling itself, and that partners would not be disadvantaged by the Transaction or any financial benefits to the owners of Tanglewood from the Transaction. The new subadvisory agreement would be identical to the prior subadvisory agreement in all material respects except for the agreements’ effective and renewal dates.

In addition, the Board noted that it had recently, in January 2007, considered a wide range of information when it determined to continue the Master Fund’s subadvisory arrangements, including among other things:

The nature, extent and quality of the advisory service to be provided. Based on the nature and quality of the services provided by Tanglewood to the Master Fund in the past (as well as services anticipated to be provided in the future), the professional qualifications and experience of Tanglewood’s personnel, the Board concluded that Tanglewood will remain capable of providing high quality services to the Master Fund. The Board also concluded that Tanglewood would provide the same quality and quantity of investment management and related services as provided in the past, that these services are appropriate in scope and extent in light of the Master Fund’s operations, the competitive landscape of the investment company business and investor needs and that Tanglewood’s advisory obligations will remain the same in all material aspects.

The investment performance of the portion of the Master Fund’s portfolio managed by Tanglewood. The Board concluded that the investment performance of the portion of the Master Fund’s assets managed by Tanglewood was competitive or superior to the performance of its comparative index. On the basis of the directors’ assessment of the nature, extent and quality of investment advisory services provided by Tanglewood, the directors concluded that Tanglewood was capable of generating a level of long-term investment performance that is appropriate in light of the Master Fund’s investment objective, policies and strategies.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2007

(Unaudited)

The cost of advisory service provided and the level of profitability. On the basis of the Board’s review of the fees paid to the Adviser, and then paid by the Adviser to Tanglewood, the level of assets allocated, along with the expectation of a continued level of solid service to the Master Fund, the directors concluded that the level of investment management fees paid to Tanglewood is appropriate in light of the services provided.

The extent to which economies of scale would be realized as the Master Fund grows and whether fee levels reflect these economies of scale for the benefit of investors. The Board concluded that the management fees appropriately reflect the Master Fund’s current size, and that the management fees payable to Tanglewood will increase as the level of Master Fund assets increase, but will do so at a slower rate due to asset level fee breaks provided for in the contract. In addition, the Board noted that it will have the opportunity to periodically re-examine the appropriateness of management fees payable to Tanglewood in the future.

Benefits to Tanglewood from its relationship with the Master Fund. The Board did not draw any specific conclusion regarding any other benefits derived by Tanglewood from its relationship with the Master Fund, noting that any benefits that result from the provision of appropriate services to the Master Fund and investors therein are consistent with industry practice and the best interests of the Master Fund and its partners. In this regard, the Board noted that Tanglewood incurs little, if any, brokerage expense for the Master Fund’s investment.

After consideration of information that the Board deemed relevant, the Board, including all of the Independent Directors, determined that the new subadvisory agreement is in the best interest of the Master Fund’s partners and voted to approve the submission of the new subadvisory agreement to the Master Fund’s partners.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2007.

Asset Class[1]	Fair Value	%
Domestic Equity	$368,057,174	11.08
International Equity	617,128,834	18.58
Opportunistic Equity	225,495,962	6.79
Absolute Return	577,590,452	17.39
Real Estate	168,655,425	5.08
Natural Resources	443,529,489	13.36
Private Equity	298,434,395	8.99
Fixed Income	189,575,571	5.71
Enhanced Fixed Income	432,427,714	13.02

Total Investments	$3,320,895,016	100.00

1	The complete list of investments included in the following asset class categories are included in the schedule of investments of the Master Fund.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2007

(Unaudited)

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s private placement memorandum (the “PPM”) includes additional information about directors of the Master Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

Results of Special Meeting of Limited Partners

A Special Meeting of Limited Partners was held on November 27, 2007 by the Master Fund. With the necessary quorum present in person or by proxy, the Master Fund on November 27, 2007 calculated the proportions of Interests voted “for” each Proposal to those voted “against,” and recorded any “abstained” votes, with the following results on each matter put for a vote:

Proposal No. 1:

To approve a new subadvisory agreement between Novant (f/k/a Tanglewood) and the Master Fund;

For	Against	Abstain
$1,457,127,312	$12,040,465	$14,396,895

Proposal No. 2:

To approve a change in the policies of the Master Fund with respect to the liquidity of the Investment Funds (as defined in the proxy statement) in which the Master Fund invests and to ratify the Master Fund’s current investment practices, as disclosed in the Master Fund’s private placement memorandum;

For	Against	Abstain
$1,431,224,615	$24,883,211	$27,456,846

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2007

(Unaudited)

Proposal No. 3:

To approve an amendment to the Master Fund’s limited partnership agreement to provide the Master Fund’s Board the sole power to make future amendments to the Master Fund’s policy regarding Investment Fund liquidity;

For	Against	Abstain
$1,323,635,141	$145,262,457	$14,667,074

Proposal No. 4:

To approve an increase in the Master Fund’s allowable borrowing from 10 percent of the Master Fund’s net asset value to 25 percent of the Master Fund’s net asset value.

For	Against	Abstain
$1,091,321,284	$364,516,363	$27,727,025

Approval of Proposals 1 and 4 required the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Master Fund, as of the record date which was July 31, 2007. Pursuant to the 1940 Act, the vote of “a majority of the outstanding securities” of the Master Fund means the vote of the lesser of: (i) 67% or more of the Interests present at the meeting, if the holders of more than 50% of the Interests are present or represented by proxy; or (ii) more than 50% of the Interests. Approval of Proposal 2 required the vote of at least 60 percent of the Master Fund Interests outstanding on the Record Date, and approval of Proposal 3 required the vote of a majority of the Master Fund Interests present in person or by proxy at the meeting.

Independent Directors

Jonathan P. Carroll

Richard C. Johnson

G. Edward Powell

Scott F. Schwinger

Scott W. Wise

Interested Directors and Officers

John A. Blaisdell, Director and Co-Principal Executive Officer

Andrew B. Linbeck, Director and Co-Principal Executive Officer

A. Haag Sherman, Director and Co-Principal Executive Officer

Mark W. Yusko, Director

John E. Price, Treasurer and Principal Financial Officer

Adam L. Thomas, Secretary

Roy V. Washington, Chief Compliance Officer

Investment Adviser

Endowment Advisers, L.P.

Houston, TX

Sub-Adviser

Novant Asset Management, LLC

Winston-Salem, NC

Fund Administrator and Transfer Agent

Citi Fund Services Ohio, Inc.

Columbus, OH

Custodian

Custodial Trust Company

Princeton, NJ

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Boston, MA

4265 SAN FELIPE • 8th FLOOR

HOUSTON, TEXAS 77027

TEL 800-725-9456 • FAX 713-993-4698

www.salientpartners.com

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a) (1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a) (2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$9,500	$7,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 12 (a)(4).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

The Adviser’s Investment Committee Members

The Investment Committee of Endowment Advisers, L.P. (the “Adviser”) is responsible for the day-to-day management of the Fund’s portfolio. The Endowment Master Fund, L.P. (the “Master Fund”), The Endowment TEI Fund, L.P. (the “TEI Fund”) and The Endowment Registered Fund, L.P. (the “Registered Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. John A. Blaisdell, Andrew B. Linbeck, A. Haag Sherman and Mark W. Yusko.

Mr. Blaisdell has served as an Investment Committee Member since January 2004 and Managing Director of Salient Partners, L.P. (“Salient”) since December 2002. Previously, he held the position of Chief Executive Officer of Wincrest Ventures, L.P. (from 1997-2002). Mr. Linbeck has served as an Investment Committee Member since January 2004 and Managing Director of Salient since August 2002. Previously, he held the position of Partner and executive officer of The Redstone Companies, L.P. and certain affiliates thereof (from 1998-2002). Mr. Sherman has served as an Investment Committee Member since January 2004 and Managing Director of Salient since August 2002. Previously, he held the position of Partner and executive officer of Redstone (from 1998-2002). Mr.Yusko has served as an Investment Committee Member since January 2004. He is also President of Morgan Creek Capital Management (since July 2004) and a Principal of Hatteras Capital Management (since September 2003). Previously, Mr. Yusko held the position of Chief Investment Officer of the University of North Carolina at Chapel Hill (from 1998-2004). Each member of the Investment Committee reviews asset allocation recommendations by the Adviser’s staff, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Adviser’s principals (which include certain Investment Committee Members) manage investment programs which are similar to that of the Fund, and the Adviser and/or the Adviser’s principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered investment companies and/or private funds with investment programs similar to the Fund.

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2007: (i) the number of registered investment companies (including the Fund), other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
	Number	Total Assets	Number	Total Assets	Number	Total Assets
John A. Blaisdell	3	$3.708 billion	4	$393 million	>760	>$1.284 billion (1)
Andrew B. Linbeck	3	$3.708 billion	4	$393 million	>760	>$1.284 billion (1)
A. Haag Sherman	3	$3.708 billion	4	$393 million	>760	>$1.284 billion (1)
Mark W. Yusko	8	$4.808 billion	13	$3.600 billion	13	$1.354 billion (2)

(1)

Messrs. Blaisdell, Linbeck and Sherman serve as principal executive officers of Salient Partners, L.P., which owns Salient Trust Co., LTA, a trust company chartered under the laws of the state of Texas. In such capacities, Messrs. Blaisdell, Linbeck and Sherman have investment responsibilities on the clients of such entities. However, the number of accounts and asset figures cited in the table relate to the accounts and assets over which Messrs. Blaisdell, Linbeck and Sherman have discretion in their capacities as principal executive officers of such entities.

(2)

Mr. Yusko serves as the principal executive officer of Morgan Creek Capital Management, LLC, and a principal of Hatteras Capital Management, advisory firms located in North Carolina. The figure cited in the table reflects the advisory assets of Morgan Creek Capital Management, LLC. $635 million included in Total Assets of Pooled Investment Vehicles Managed is also included in Total Assets of Other Accounts Managed by Investment Committee Member.

Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees
John A. Blaisdell	0	0	1	$175 million	0	0
Andrew B. Linbeck	0	0	1	$175 million	0	0
A. Haag Sherman	0	0	1	$175 million	0	0
Mark W. Yusko	5	$1.100 billion	13	$3.600 billion	13	$1.354 billion (1)

(1)

Mr. Yusko serves as the principal executive officer of Morgan Creek Capital Management, LLC, and a principal of Hatteras Capital Management, advisory firms located in North Carolina. The figure cited in the table reflects the advisory assets of Morgan Creek Capital Management, LLC. $635 million included in Total Assets of Pooled Investment Vehicles Managed is also included in Total Assets of Other Accounts Managed by Investment Committee Member.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “Other Accounts”), on the other. The Other Accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The Other Accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and Other Accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the Other Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and Other Accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Messrs. Blaisdell, Linbeck, Sherman and Yusko own equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Messrs. Blaisdell, Linbeck, Sherman and Yusko receive all of their compensation based on the size of the Fund and the other funds within the Fund Complex and the management and advisory fees charged thereon. Accordingly, they believe that a significant driver of their compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Messrs. Blaisdell, Linbeck, Sherman and Yusko also own, directly or indirectly, equity in the general partner of another fund, and are compensated directly on performance (based on an incentive allocation) and the size of the fund’s asset base. In addition, Messrs. Blaisdell, Linbeck and Sherman are partners and principal executive officers of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays them a base salary (but no bonus) and is obligated to make distributions of profits to them, as well as the other partners, on an annual basis. These individuals are responsible for the investment processes and management of the Salient Group. Messrs. Blaisdell, Linbeck and Sherman believe that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation from the Salient Group.

Mr. Yusko is a partner of Morgan Creek Capital Management, which pays him a base salary and is anticipated to make distributions of profits above and beyond that which is necessary to operate the business. Mr.

Yusko is chiefly responsible for the investment processes and management of Morgan Creek Capital Management. He believes that to the extent that he and the staff at Morgan Creek Capital Management are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation will be.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2007 by each Investment Committee Member (2).

Investment Committee Member	Master Fund	Registered Fund	TEI Fund
John A. Blaisdell	None	Over $100,000	Over $100,000
Andrew B. Linbeck	None	Over $100,000	Over $100,000
A. Haag Sherman	None	Over $100,000	Over $100,000
Mark W. Yusko	None	None	None

(2)	Includes the portion of investments made by the Salient Group beneficially owned and personal investments.

Portfolio Manager Compensation

Mr. Adam L. Thomas has significant day-to-day duties in the management of the portfolio of the Fund, including providing analysis and recommendations on asset allocation and Investment Fund selection to the Investment Committee. Mr. Thomas owns equity interests in the Adviser. In addition, Mr. Thomas receives an additional interest in a portion of the revenues of the Adviser. As it relates to the Fund and other funds within the Fund Complex, Mr. Thomas receives all of his compensation based on the size of the Fund and the other funds within the Fund Complex and the management and advisory fees charged thereon. Accordingly, he believes that a significant driver of his compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Mr. Thomas also indirectly owns equity in the general partner of another fund (and Mr. Thomas also owns a interest in a portion of the revenues derived by such general partner), and is compensated directly on performance (based on an incentive allocation) and the size of the fund’s asset base (as of December 31, 2007, this fund’s total assets were approximately $175 million). In addition, Mr. Thomas is a partner and officer of entities within the Salient Group, which pay him a base salary and he may receive a bonus, and Salient is obligated to make distributions of profits to him, as well as the other partners, on an annual basis. Mr. Thomas believes that to the extent that he is successful in his investment endeavors, the greater the number of assets over time and the more significant his compensation will be from the Salient Group.

Securities Ownership of Portfolio Manager

The table below shows the dollar range of shares of the Fund beneficially owned as of June 30, 2007, by Mr. Thomas (3):

Master	Registered	TEI
None	$10,001 to $50,000	None

(3)	Includes the portion of investments made by the Salient Group beneficially owned and personal investments.

The Sub-Adviser

In accordance with the Investment Management Agreement, the Adviser has engaged Novant Asset Management LLC (“Novant”) (f/k/a Tanglewood Asset Management, LLC) as a sub-adviser (the “Sub-Adviser”) to manage portions of the Master Fund’s traditional fixed income investment portfolio. Novant does not invest in private investment funds, but rather invests directly in debt securities and open and closed end funds.

Novant is a North Carolina limited liability company, is registered as an investment adviser under the Advisers Act, and is located at 110 Oakwood Drive, Suite 210, Winston-Salem, NC 27103. Novant offers advisory and portfolio management services for fixed income, equity, and balanced accounts. Novant manages a moderate duration fixed income portfolio for the Master Fund, the fees for which are 0.25%, on an annualized basis, for the first $10 million of assets managed, 0.20% on the next $20 million, and 0.15% thereafter.

Sub-Adviser Principals

Persons responsible for the day-to-day management of the portions of the Fund’s assets that are managed by Novant are: Wayne Forrest Morgan and Joseph Muster.

Other Accounts Managed by the Sub-Adviser

Certain principals of the Subadviser who are primarily responsible for the day-to-day management of certain portions of the Master Fund’s assets, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2007: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by these principals and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

The table below includes only those principals of the Subadviser who are primarily involved in the portfolio management of the Master Fund’s assets:

Name of Principal	Registered Investment Companies Managed by Principal		Pooled Investment Vehicles Managed by Principal		Other Accounts Managed by Principal
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Wayne F. Morgan	1	$102.4 million	1	$8.7 million	71	$578.8 million
Joseph Muster	1	$102.4 million	0	$0	6	$ 3.2 million

Name of Principal	Registered Investment Companies Managed by Principal		Pooled Investment Vehicles Managed by Principal		Other Accounts Managed by Principal
	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees
Wayne F. Morgan	0	0	0	0	1	$62.8 million
Joseph Muster	0	0	0	0	0	0

Conflicts of Interest of the Sub-Adviser

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Master Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “Other Accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Master Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Master Fund. The other accounts might also have different investment objectives or strategies than the Master Fund. Novant manages the “traditional fixed income” portfolio of the Master Fund and principally invests directly in US government and agency securities as well as US “investment grade” corporate fixed income securities as well as open and closed end fixed income funds. In general, the market for such securities is deep and highly liquid. Accordingly, Novant is not subject to the same conflict of interest issues that many other investment managers are (e.g., market impact of trades and allocation of investment opportunities).

Novant believes that its largest potential conflict of interest relates to the allocation of trades and brokerage commissions to its various accounts. Novant has adopted policies and procedures reasonably designed to allocate investment opportunities and brokerage commissions on a fair and equitable basis over time.

Knowledge and Timing of Master Fund Trades. A potential conflict of interest may arise as a result of the principal’s day-to-day management of a portion of the assets of the Master Fund. Because of their positions with the Master Fund, the portfolio managers know the size, timing and possible market impact of the Master Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Master Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the principal’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Master Fund and other accounts managed by the principal, but may not be available in sufficient quantities for both the Master Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Master Fund and another account. Novant has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Master Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c )	(d)
Period	Total Number of Shares (or Units) Purchased	Average Price Paid per share (or Unit)	Total Number of Shares (or Units) Purchases as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value of Shares (Or Units) that May Yet Be Purchased Under the Plans or Programs
July 1, 2007 through July 31, 2007	$—	N/A	N/A	N/A
August 1, 2007 through August 31, 2007	$—	N/A	N/A	N/A
September 1, 2007 through September 30, 2007	$(6,690,184)	N/A	N/A	N/A
October 1, 2007 through October 31, 2007	$—	N/A	N/A	N/A
November 1, 2007 through November 31, 2007	$—	N/A	N/A	N/A
December 1, 2007 through December 31, 2007	$(13,046,453)	N/A	N/A	N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures pursuant to item 7 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Endowment Registered Fund, L.P.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer

Date: February 22, 2008

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co-Principal Executive Officer

Date: February 22, 2008

By (Signature and Title)	/s/ A. Haag Sherman
A. Haag Sherman
Co-Principal Executive Officer

Date: February 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer

Date: February 22, 2008

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co-Principal Executive Officer

Date: February 22, 2008

By (Signature and Title)	/s/ A. Haag Sherman
A. Haag Sherman
Co-Principal Executive Officer

Date: February 22, 2008

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: February 22, 2008